Exhibit 99.2

DEGOLYER AND MACNAUGHTON

500 I SPRING VALLEY ROAD

SUITE 800 EAST

DALLAS, TEXAS 75244

This is a digital representation of a DeGolyer and MacNaughton report.

Each file contained herein is intended to be a manifestation of certain data in the subject report and as such is subject to the definitions, qualifications, explanations, conclusions, and other conditions thereof. The information and data contained in each file may be subject to misinterpretation; therefore, the signed and bound copy of this report should be considered the only authoritative source of such information.

APPRAISAL REPORT

as of

DECEMBER 31, 2013

on

CERTAIN PROPERTIES

owned by

ZAZA ENERGY CORPORATION

DEGOLYER AND MACNAUGHTON

500 I SPRING VALLEY ROAD

SUITE 800 EAST

DALLAS, TEXAS 75244

APPRAISAL REPORT

as of

DECEMBER 31, 2013

on

CERTAIN PROPERTIES

owned by

ZAZA ENERGY CORPORATION

FOREWORD

Scope of Investigation                                                                                                                                                                      This report presents an appraisal, as of December 31, 2013, of the extent and value of the proved developed producing crude oil, condensate, natural gas liquids (NGL), and natural gas reserves of certain properties in which ZaZa Energy Corporation (ZaZa) has represented it owns an interest. The reserves estimated in this report are located in Madison and Walker Counties, Texas. The properties appraised are listed in detail in the appendix bound with this report.

Estimates of reserves presented in this report have been prepared in compliance with the regulations promulgated by the United States Securities and Exchange Commission (SEC). These reserves definitions are discussed in detail in the Definition of Reserves section of this report.

Reserves estimated in this report are expressed as gross and net reserves. Gross reserves are defined as the total estimated petroleum to be produced from these properties after December 31, 2013. Net reserves are defined as that portion of the gross reserves attributable to the interests owned by ZaZa after deducting royalties and interests owned by others.

This report presents values that were estimated for proved developed producing reserves based on prices and costs provided by ZaZa. Prices were estimated using guidelines established by the SEC and the Financial Accounting Standards Board (FASB). Prices were held constant for the lives of the properties. Costs were not escalated for inflation. A detailed explanation of the future price and cost assumptions is included in the Valuation of Reserves section of this report.

Values of proved developed producing reserves in this report are expressed in terms of estimated future gross revenue, future net revenue, and present worth. Future gross revenue is that revenue which will accrue to the appraised interests from the production and sale of the estimated net reserves. Future net revenue is calculated by deducting estimated production taxes, ad valorem taxes, operating expenses, and capital costs from the future gross revenue. Operating expenses include field operating expenses, compression charges, and the estimated expenses of direct supervision, but do not include that portion of general administrative costs sometimes allocated to production. Future income tax expenses were not taken into account in the preparation of these estimates. Present worth is defined as future net revenue discounted at a specified arbitrary discount rate compounded monthly over the expected period of realization. In this report, present worth values using a discount rate of 10 percent are reported in detail and values using discount rates of 5, 8, 12, 15, 20, 25, and 30 percent are reported as totals in the appendix.

Estimates of oil, condensate, NGL, and gas reserves and future net revenue should be regarded only as estimates that may change as further production history and additional information become available. Not only are such reserves and revenue estimates based on that information which is currently available, but such estimates are also subject to the uncertainties inherent in the application of judgmental factors in interpreting such information.

Authority                                                                                                                                                                                                                                           This report was prepared at the request of Mr. Thomas Bowman, Vice President, Evaluation, ZaZa.

Source of Information                                                                                                                                                                      Data used in the preparation of this report were obtained from ZaZa and from public sources. Additionally, this information includes data supplied by IHS Global Inc.; Copyright 2013 IHS Global Inc. In the preparation of this report we have relied, without independent verification, upon information furnished by ZaZa with respect to its property interests, production from such properties, current costs of operation and development, current prices for production, agreements relating to current and future operations and sale of production, and various other information and data that were accepted as represented. A field examination of the properties was not considered necessary for the purposes of this report.

DEFINITION of RESERVES

Petroleum reserves included in this report are classified as proved. Only proved reserves have been evaluated for this report. Reserves classifications used in this report are in accordance with the reserves definitions of Rules 4—10(a) (l)—(32) of Regulation S—X of the SEC. Reserves are judged to be economically producible in future years from known reservoirs under existing economic and operating conditions and assuming continuation of current regulatory practices using conventional production methods and equipment. In the analyses of production-decline curves, reserves were estimated only to the limit of economic rates of production under existing economic and operating conditions using prices and costs consistent with the effective date of this report, including consideration of changes in existing prices provided only by contractual arrangements but not including escalations based upon future conditions. The petroleum reserves are classified as follows:

Proved oil and gas reserves — Proved oil and gas reserves are those quantities of oil and gas, which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible—from a given date forward, from known reservoirs, and under existing economic conditions, operating methods, and government regulations—prior to the time at which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain, regardless of whether deterministic or probabilistic methods are used for the estimation. The project to extract the hydrocarbons must have commenced or the operator must be reasonably certain that it will commence the project within a reasonable time.

(i) The area of the reservoir considered as proved includes: (A) The area identified by drilling and limited by fluid contacts, if any, and (B) Adjacent undrilled portions of the reservoir that can, with reasonable certainty, be judged to be continuous with it and to contain economically producible oil or gas on the basis of available geoscience and engineering data.

(ii) In the absence of data on fluid contacts, proved quantities in a reservoir are limited by the lowest known hydrocarbons (LKH) as seen in a well penetration unless geoscience,

engineering, or performance data and reliable technology establishes a lower contact with reasonable certainty.

(iii) Where direct observation from well penetrations has defined a highest known oil (HKO) elevation and the potential exists for an associated gas cap, proved oil reserves may be assigned in the structurally higher portions of the reservoir only if geoscience, engineering, or performance data and reliable technology establish the higher contact with reasonable certainty.

(iv) Reserves which can be produced economically through application of improved recovery techniques (including, but not limited to, fluid injection) are included in the proved classification when:

(A) Successful testing by a pilot project in an area of the reservoir with properties no more favorable than in the reservoir as a whole, the operation of an installed program in the reservoir or an analogous reservoir, or other evidence using reliable technology establishes the reasonable certainty of the engineering analysis on which the project or program was based; and (B) The project has been approved for development by all necessary parties and entities, including governmental entities.

(v) Existing economic conditions include prices and costs at which economic producibility from a reservoir is to be determined. The price shall be the average price during the 12-month period prior to the ending date of the period covered by the report, determined as an unweighted arithmetic average of the first-day-of-the-month price for each month within such period, unless prices are defined by contractual arrangements, excluding escalations based upon future conditions.

Probable oil and gas reserves — Probable reserves are those additional reserves that are less certain to be recovered than proved reserves but which, together with proved reserves, are as likely as not to be recovered.

(i) When deterministic methods are used, it is as likely as not that actual remaining quantities recovered will exceed the sum of estimated proved plus probable reserves. When probabilistic methods are used, there should be at least a 50% probability that the actual quantities recovered will equal or exceed the proved plus probable reserves estimates.

(ii) Probable reserves may be assigned to areas of a reservoir adjacent to proved reserves where data control or interpretations of available data are less certain, even if the interpreted reservoir continuity of structure or productivity does not meet the reasonable certainty criterion. Probable reserves may be assigned to areas that are structurally higher than the proved area if these areas are in communication with the proved reservoir.

(iii) Probable reserves estimates also include potential incremental quantities associated with a greater percentage recovery of the hydrocarbons in place than assumed for proved reserves.

(iv) See also guidelines in paragraphs (iv) and (vi) of the definition of possible reserves.

Possible oil and gas reserves — Possible reserves are those additional reserves that are less certain to be recovered than probable reserves.

(i) When deterministic methods are used, the total quantities ultimately recovered from a project have a low probability of exceeding proved plus probable plus possible reserves. When probabilistic methods are used, there should be at least a 10% probability that the total quantities ultimately recovered will equal or exceed the proved plus probable plus possible reserves estimates.

(ii) Possible reserves may be assigned to areas of a reservoir adjacent to probable reserves where data control and interpretations of available data are progressively less certain. Frequently, this will be in areas where geoscience and engineering data are unable to define clearly the area and vertical limits of commercial production from the reservoir by a defined project.

(iii) Possible reserves also include incremental quantities associated with a greater percentage recovery of the hydrocarbons in place than the recovery quantities assumed for probable reserves.

(iv) The proved plus probable and proved plus probable plus possible reserves estimates must be based on reasonable alternative technical and commercial interpretations within the reservoir or subject project that are clearly documented, including comparisons to results in successful similar projects.

(v) Possible reserves may be assigned where geoscience and engineering data identify directly adjacent portions of a reservoir within the same accumulation that may be separated from proved areas by faults with displacement less than formation thickness or other geological discontinuities and that have not been penetrated by a wellbore, and the registrant believes that such adjacent portions are in communication with the known (proved) reservoir. Possible reserves may be assigned to areas that are structurally higher or lower than the proved area if these areas are in communication with the proved reservoir.

(vi) Pursuant to paragraph (iii) of the proved oil and gas definition, where direct observation has defined a highest known oil (HKO) elevation and the potential exists for an associated gas cap, proved oil reserves should be assigned in the structurally higher portions of the reservoir above the HKO only if the higher contact can be established with reasonable certainty through reliable technology. Portions of the reservoir that do not meet this reasonable certainty criterion may be assigned as probable and possible oil or gas based on reservoir fluid properties and pressure gradient interpretations.

Developed oil and gas reserves — Developed oil and gas reserves are reserves of any category that can be expected to be recovered:

(i) Through existing wells with existing equipment and operating methods or in which the cost of the required equipment is relatively minor compared to the cost of a new well; and

(ii) Through installed extraction equipment and infrastructure operational at the time of the reserves estimate if the extraction is by means not involving a well.

Undeveloped oil and gas reserves — Undeveloped oil and gas reserves are reserves of any category that are expected to be recovered from new wells on undrilled acreage, or from existing wells where a relatively major expenditure is required for recompletion.

(i) Reserves on undrilled acreage shall be limited to those directly offsetting development spacing areas that are reasonably certain of production when drilled, unless evidence using reliable technology exists that establishes reasonable certainty of economic producibility at greater distances.

(ii) Undrilled locations can be classified as having undeveloped reserves only if a development plan has been adopted indicating that they are scheduled to be drilled within five years, unless the specific circumstances justify a longer time.

(iii) Under no circumstances shall estimates for undeveloped reserves be attributable to any acreage for which an application of fluid injection or other improved recovery technique is contemplated, unless such techniques have been proved effective by actual projects in the same reservoir or an analogous reservoir, as defined in [section 210.4—10 (a) Definitions], or by other evidence using reliable technology establishing reasonable certainty.

The extent to which probable and possible reserves ultimately may be reclassified as proved reserves is dependent upon future drilling, testing, and well performance. The degree of risk to be applied in evaluating probable and possible reserves is influenced by economic and technological factors as well as the time element. No probable or possible reserves have been evaluated for this report.

ESTIMATION of RESERVES

Estimates of reserves were prepared by the use of appropriate geologic, petroleum engineering, and evaluation principles and techniques that are in accordance with practices generally recognized by the petroleum industry as presented in the publication of the Society of Petroleum Engineers entitled “Standards Pertaining to the Estimating and Auditing of Oil and Gas Reserves Information (Revision as of February 19, 2007).” The method or combination of methods used in the analysis of each reservoir was tempered by experience with similar reservoirs, stage of development, quality and completeness of basic data, and production history.

For depletion-type reservoirs or those whose performance disclosed a reliable decline in producing-rate trends or other diagnostic characteristics, reserves were estimated by the application of appropriate decline curves or other performance relationships. In the analyses of production-decline curves, reserves were estimated only to the limits of economic production based on current economic conditions.

In certain cases, when the previously named methods could not be used, reserves were estimated by analogy with similar wells or reservoirs for which more complete data were available.

In the preparation of this report, as of December 31, 2013, gross production estimated to December 31, 2013, was deducted from gross ultimate recovery to arrive at the estimates of gross reserves. In some fields, this required that the production rates be estimated for up to 2 months, since production data from certain properties were available only through October 2013. Data available from wells drilled on the appraised properties through December 31, 2013, are included herein. The development status represents the status applicable on December 31, 2013.

Gas quantities estimated herein are expressed as wet gas and sales gas. Wet gas is the indigenous gas in the reservoir to be produced. Sales gas is defined as that portion of the wet gas to be delivered into a gas pipeline for sale after separation, fuel use, and flare. Gross gas reserves are reported as wet gas. The net gas reserves are reported as sales gas. Gas volumes are expressed at a temperature base of 60 degrees Fahrenheit (°F) and a pressure base of 14.65 pounds per square inch absolute (psia). Condensate reserves estimated herein are those to be recovered by conventional lease separation. NGL reserves are those attributed to the lease according to processing agreements.

The following table presents estimates of the proved developed producing reserves, as of December 31, 2013, of the properties appraised, expressed in thousands of barrels (Mbbl) and millions of cubic feet (MMcf):

	Gross Reserves		Net Reserves
	Oil and	Wet	Oil and		Sales
	Condensate	Gas	Condensate	NGL	Gas
	(Mbbl)	(MMcf)	(Mbbl)	(Mbbl)	(MMcf)

Total Proved Developed Producing	796	9,912	171	100	1,881

VALUATION of RESERVES

Revenue values in this report were estimated using the initial prices and costs provided by ZaZa. Future prices were estimated using guidelines established by the SEC and the FASB.

The following assumptions were used for estimating future prices and costs:

Oil, Condensate, and NGL Prices

Oil, condensate, and NGL prices were calculated for each property using specified differentials to a price of $96.91 per barrel. No escalation was applied to the prices. The West Texas Intermediate price of $96.91 per barrel is the 12-month average price, calculated as the unweighted arithmetic average of the first-day-of-the-month price within the 12-month period prior to the end of the reporting period. The weighted average price for oil and condensate over the lives of the properties was $96.91 per barrel. The weighted average price for NGL over the lives of the properties was $43.61 per barrel.

Natural Gas Prices

Gas prices presented in this report were calculated for each property using specified differentials and heating value adjustments to a price of $3.67 per million British thermal units (MMBtu). No escalation was applied to the prices. The Henry Hub price of $3.67 per MMBtu is the 12-month average price, calculated as the unweighted arithmetic average of the first-day-of-the-month price within the 12-month period prior to the end of the reporting period. The weighted average price over the lives of the properties was $3.67 per thousand cubic feet.

Operating Expenses and Capital Costs

Estimates of operating expenses based on current expenses were used for the lives of the properties with no increases in the future based on inflation. In certain cases future costs,

either higher or lower than current costs, may have been used because of anticipated changes in operating conditions. Future capital expenditures were estimated using 2013 values and were not adjusted for inflation.

The estimated future revenue and costs to be derived from the production and sale of the net proved developed producing reserves, as of December 31, 2013, of the properties appraised are summarized as follows, expressed in thousands of dollars (M$):

Proved
Developed
Producing
(M$)

Future Gross Revenue	27,792
Production and Ad Valorem Taxes	1,996
Operating Expenses	5,985
Capital and Abandonment Costs	922
Future Net Revenue	18,889
Present Worth at 10 Percent	13,781

Note: Future income taxes were not taken into account in the preparation of these estimates.

In our opinion, the information relating to estimated proved reserves, estimated future net revenue from proved reserves, and present worth of estimated future net revenue from proved reserves of oil, condensate, natural gas liquids, and gas contained in this report has been prepared in accordance with Paragraphs 932-235-50-4, 932-235-50-6, 932-235-50-7, 932-235-50-9, 932-235-50-30, and 932-235-50-31(a), (b), and (e) of the Accounting Standards Update 932-235-50, Extractive Industries — Oil and Gas (Topic 932): Oil and Gas Reserve Estimation and Disclosures (January 2010) of the Financial Accounting Standards Board and Rules 4—10(a) (l)—(32) of Regulation S—X and Rules 302(b), 1201, and 1202(a) (1), (2), (3), (4), (8)(i), (ii), and (v)—(x) of Regulation S—K of the Securities and Exchange Commission; provided, however, that (i) future income tax expenses have not been taken into account in estimating the future net revenue and present worth values set forth herein and (ii) estimates of the proved developed and proved undeveloped reserves are not presented at the beginning of the year.

To the extent the above-enumerated rules, regulations, and statements require determinations of an accounting or legal nature, we, as engineers, are necessarily unable to express an opinion as to whether the above-described information is in accordance therewith or sufficient therefor.

The appendix bound with this report includes 1) a summary projection of proved developed producing reserves and revenue, 2) tabulations of proved developed producing reserves and revenue by lease, and 3) lease projections of proved developed producing reserves and revenue.

SUMMARY and CONCLUSIONS

ZaZa has represented that it owns interests in certain properties located in Madison and Walker Counties, Texas. The estimated net proved reserves of the properties appraised, as of December 31, 2013, are summarized as follows, expressed in thousands of barrels (Mbbl) and millions of cubic feet (MMcf):

Net Reserves
	Oil and		Sales
	Condensate	NGL	Gas
	(Mbbl)	(Mbbl)	(MMcf)

Total Proved Developed Producing	171	100	1,881

Estimated revenue attributable to ZaZa’s interests in the proved developed producing reserves, as of December 31, 2013, of the properties appraised under the aforementioned assumptions concerning future prices and costs is summarized as follows, expressed in thousands of dollars (M$):

Proved
Developed
Producing
(M$)

Future Gross Revenue	27,792
Future Net Revenue	18,889
Present Worth at 10 Percent	13,781

Note: Future income taxes were not taken into account in the preparation of these estimates.

While the oil and gas industry may be subject to regulatory changes from time to time that could affect an industry participant’s ability to recover its oil and gas reserves, we are not aware of any such governmental actions which would restrict the recovery of the December 31, 2013, estimated oil and gas reserves. The reserves estimated in this report can be produced under current regulatory guidelines.

DeGolyer and MacNaughton is an independent petroleum engineering consulting firm that has been providing petroleum consulting services throughout the world since 1936. DeGolyer and MacNaughton does not have any financial interest, including stock ownership, in ZaZa. Our fees were not contingent on the results of our evaluation. This report has been prepared at the request of ZaZa. DeGolyer and MacNaughton has used all assumptions, procedures, data, and methods that it considers necessary to prepare this report.

Submitted,

DeGOLYER and MacNAUGHTON
Texas Registered Engineering Firm F-716

SIGNED: February 17, 2014

/s/ Gregory K. Graves
Gregory K. Graves, P.E.
Senior Vice President
DeGolyer and MacNaughton

PROJECTION OF ESTIMATED PROVED PRODUCTION AND REVENUE AS OF DECEMBER 31, 2013 FROM CERTAIN PROPERTIES OWNED BY ZAZA ENERGY CORPORATION GRAND TOTAL Gross Gross Net Net Net Year Oil and Cond Wet Gas Oil and Cond NGL Sales Gas Ending Completions Production Production Production Production Production Dec 31 (bbl) (Mcf) (bbl) (bbl) (Mcf) 2014 18 254,078 2,031,265 54,938 21,136 386,300 2015 17 120,213 1,155,059 25,761 12,139 219,301 2016 17 77,498 844,448 16,562 8,911 160,300 2017 16 55,209 676,174 11,771 7,024 128,408 2018 14 41,297 558,269 8,775 5,533 105,999 2019 13 32,518 476,837 6,894 4,677 90,502 2020 12 26,593 410,043 5,644 4,115 77,897 2021 9 22,606 350,142 4,800 3,599 66,578 2022 9 19,664 318,743 4,175 3,262 60,625 2023 9 17,291 286,470 3,673 2,979 54,557 2024 8 15,391 255,084 3,274 2,752 48,693 2025 8 13,840 236,218 2,944 2,537 45,092 2026 8 12,576 220,091 2,674 2,355 42,014 2027 8 11,506 205,584 2,448 2,191 39,246 2028 8 10,603 192,806 2,255 2,045 36,804 2029 8 9,730 179,914 2,069 1,896 34,347 2030 8 8,325 165,495 1,788 1,768 31,603 2031 7 7,267 153,130 1,569 1,643 29,249 2032 7 6,703 143,811 1,449 1,533 27,467 2033 7 6,116 130,523 1,318 1,346 24,628 Subtotal 769,024 8,990,106 164,781 93,441 1,709,610 Remaining 27,458 921,723 5,891 6,295 171,357 Total 796,482 9,911,829 170,672 99,736 1,880,967 Cumulative 592,549 22,019,925 Ultimate 1,389,031 31,931,754 Oil and Natural Gas Future Gross Future Gross Future Gross Year Cond Liquids Gas Revenue Revenue Revenue Ending Prices Prices Prices Oil and Cond Gas Total Dec 31 ($/bbl) ($/bbl) ($/Mcf) ($) ($) ($) 2014 96.91 43.61 3.670 5,324,050 1,417,721 7,663,482 2015 96.91 43.61 3.670 2,496,466 804,836 3,830,700 2016 96.91 43.61 3.670 1,605,008 588,300 2,581,895 2017 96.91 43.61 3.670 1,140,907 471,264 1,918,459 2018 96.91 43.61 3.670 850,222 389,016 1,480,585 2019 96.91 43.61 3.670 668,289 332,143 1,204,424 2020 96.91 43.61 3.670 547,006 285,880 1,012,278 2021 96.91 43.61 3.670 465,075 244,338 866,361 2022 96.91 43.61 3.670 404,596 222,491 769,279 2023 96.91 43.61 3.670 356,024 200,232 686,232 2024 96.91 43.61 3.670 317,227 178,702 615,914 2025 96.91 43.61 3.670 285,209 165,489 561,372 2026 96.91 43.61 3.670 259,200 154,186 516,092 2027 96.91 43.61 3.670 237,144 144,031 476,712 2028 96.91 43.61 3.670 218,542 135,078 442,772 2029 96.91 43.61 3.670 200,544 126,048 409,335 2030 96.91 43.61 3.670 173,169 115,982 366,162 2031 96.91 43.61 3.670 152,166 107,344 331,189 2032 96.91 43.61 3.670 140,414 100,811 308,115 2033 96.91 43.61 3.670 127,824 90,382 276,885 Subtotal 96.91 43.61 3.670 15,969,082 6,274,274 26,318,243 Remaining 96.91 43.61 3.670 570,759 628,874 1,474,176 Total 96.91 43.61 3.670 16,539,841 6,903,148 27,792,419 Production & Total Capital and Gross Completions Year Ad Valorem Operating Abandonment Total Future Net Revenue Present Worth at 10 Percent Oil Gas Ending Taxes Expenses Costs Expenditures Annual Cumulative Annual Cumulative 10 8 Dec 31 ($) ($) ($) ($) ($) ($) ($) ($) 2014 524,726 542,364 318,381 860,745 6,278,011 6,278,011 5,987,400 5,987,400 Month of Last Production:02/2051 2015 268,312 460,312 0 460,312 3,102,076 9,380,087 2,673,563 8,660,963 2016 183,390 419,834 32,183 452,017 1,946,488 11,326,575 1,515,350 10,176,313 Interests (Percent) 2017 138,048 376,438 73,450 449,888 1,330,523 12,657,098 937,605 11,113,918 Date Working Revenue 2018 107,730 302,891 41,075 343,966 1,028,889 13,685,987 656,284 11,770,202 2019 88,349 261,632 31,250 292,882 823,193 14,509,180 474,980 12,245,182 2020 74,612 234,688 104,700 339,388 598,278 15,107,458 312,312 12,557,494 2021 63,925 214,654 0 214,654 587,782 15,695,240 277,827 12,835,321 2022 57,019 211,741 0 211,741 500,519 16,195,759 214,148 13,049,469 Present Worth Profile ($) 2023 50,982 204,670 30,000 234,670 400,580 16,596,339 155,267 13,204,736 5.00 Percent 15,836,931 8.00 Percent 14,516,752 2024 45,755 194,780 0 194,780 375,379 16,971,718 131,583 13,336,319 12.00 Percent 13,135,364 2025 41,832 193,014 0 193,014 326,526 17,298,244 103,595 13,439,914 15.00 Percent 12,300,941 2026 38,555 191,500 0 191,500 286,037 17,584,281 82,150 13,522,064 20.00 Percent 11,175,424 2027 35,688 190,139 0 190,139 250,885 17,835,166 65,227 13,587,291 25.00 Percent 10,282,530 2028 33,201 188,940 0 188,940 220,631 18,055,797 51,925 13,639,216 30.00 Percent 9,550,895 2029 30,748 187,731 0 187,731 190,856 18,246,653 40,657 13,679,873 2030 27,565 173,843 31,233 205,076 133,521 18,380,174 25,672 13,705,545 2031 24,987 164,574 0 164,574 141,628 18,521,802 24,724 13,730,269 2032 23,283 163,702 0 163,702 121,130 18,642,932 19,146 13,749,415 2033 20,907 155,062 52,375 207,437 48,541 18,691,473 6,931 13,756,346 Subtotal 1,879,614 5,032,509 714,647 5,747,156 18,691,473 13,756,346 Remaining 116,503 952,327 207,625 1,159,952 197,721 18,889,194 24,704 13,781,050 Total 1,996,117 5,984,836 922,272 6,907,108 18,889,194 13,781,050 . DEGOLYER MACNAUGHTON F-716 These data accompany the report of DeGolyer and MacNaughton and are subject to its specific conditions. TEXAS REGISUTERED ENGINEERING FIRM

LEASE TOTALS

RESERVES AND REVENUE

3

DATA ON ESTIMATED PROVED RESERVES

AS OF DECEMBER 31, 2013

FROM CERTAIN PROPERTIES OWNED BY

ZAZA ENERGY CORPORATION

Lease	Summary by Lease

	Initial	Initial	Gross	Gross	Net	Net
	Working	Revenue	Oil and Cond	Wet Gas	Oil and Cond	Sales Gas
	Interest	Interest	Reserves	Reserves	Reserves	Reserves
	(%)	(%)	(bbl)	(Mcf)	(bbl)	(Mcf)
BOMBAY UNIT 1	25.0000	18.7500	0	187,851	0	35,222
BRYAN 1 1	29.3799	22.0300	6,601	16,157	1,454	3,061
COLBURN 2	25.0000	18.7500	5,752	85,463	1,078	16,024
COLBURN UNIT 1H	25.0000	18.7500	0	0	0	0
COMMODORE A1	24.8400	18.6300	0	0	0	0

DICKENS UNIT A-231 1H 1H	29.3799	22.0300	136	75,949	30	14,389
GIBBS BROTHERS 1	27.2139	20.4100	100,514	1,605,925	20,515	281,882
GIBBS BROTHERS III 1	25.7466	19.3100	1,063	24,543	205	4,739
GRISHAM 1 1	29.3800	22.0400	182,880	836,168	40,307	158,491
KBT RANCH 1 1	29.3800	22.0400	8,344	965	1,839	183

LAURA UNIT 1 1	29.3800	22.0400	194,830	873,279	42,941	165,525
MANNING GU 1	29.3800	22.0400	17,656	140,046	3,891	26,545
MISS KATI UNIT 1	24.9866	18.7400	69,285	311,183	12,984	58,316
MOFFITT UNIT 1 1	28.2048	21.1500	0	0	0	0
MOSSY GROVE GAS UNIT #1 1	23.7333	17.8000	5	1,653	1	294

PORTERHOUSE UNIT A-255 1R 1R	29.4140	22.0600	0	0	0	0
RIBEYE UNIT 1 1	31.4058	23.5500	0	0	0	0
STINGRAY A1RE	24.0000	18.0000	7,287	419,019	1,312	75,423
TALLY HO #1 1	32.8600	24.6500	21,931	95,206	5,406	20,183
TANQUERAY UNIT 1RE	25.0000	18.7500	4,980	2,367,798	934	443,962

TOBY 1	25.7466	19.3100	40,337	2,030,304	7,789	392,052
TRUE GRIT 1	22.0000	16.5000	0	0	0	0
VICK 1 1	29.3800	22.0400	132,133	525,808	29,122	99,664
WASH-MCADAMS 3HR	44.9200	33.6900	0	0	0	0
WASH-MCADAMS -A- UNIT 2HL	25.1866	18.8900	0	0	0	0

WORSHAM UNIT 1 1	41.9000	31.4300	2,748	314,512	864	85,012

GRAND TOTAL			796,482	9,911,829	170,672	1,880,967

These data accompany the report of DeGolyer and MacNaughton and are subject to its specific conditions.

4

DATA ON ESTIMATED REVENUE FROM PROVED RESERVES

AS OF DECEMBER 31, 2013

FROM CERTAIN PROPERTIES OWNED BY

ZAZA ENERGY CORPORATION

Lease	Summary by Lease

	Future	Production &	Total	Capital and
	Gross	Ad Valorem	Operating	Abandonment	Future Net	Present Worth
	Revenue	Taxes	Costs	Costs	Revenue	at 10 Percent
	($)	($)	($)	($)	($)	($)
BOMBAY UNIT 1	129,265	12,707	93,496	31,250	-8,188	2,639
BRYAN 1 1	168,451	10,480	80,485	36,725	40,761	44,669
COLBURN 2	163,323	13,089	120,254	31,250	-1,270	7,366
COLBURN UNIT 1H	0	0	0	31,250	-31,250	-31,250
COMMODORE A1	0	0	0	31,050	-31,050	-31,050

DICKENS UNIT A-231 1H 1H	103,144	8,807	67,013	36,725	-9,401	3,542
GIBBS BROTHERS 1	4,523,466	332,858	1,007,570	34,017	3,149,021	2,041,683
GIBBS BROTHERS III 1	37,280	3,100	26,532	32,183	-24,535	-19,198
GRISHAM 1 1	5,331,667	347,566	894,889	36,725	4,052,487	3,119,610
KBT RANCH 1 1	178,895	10,311	32,991	36,725	98,868	94,581

LAURA UNIT 1 1	5,650,176	367,702	901,832	36,725	4,343,917	3,379,676
MANNING GU 1	615,863	42,270	199,917	36,725	336,951	320,385
MISS KATI UNIT 1	1,472,304	109,033	365,436	31,233	966,602	765,734
MOFFITT UNIT 1 1	0	0	0	35,256	-35,256	-35,256
MOSSY GROVE GAS UNIT #1 1	1,162	112	1,029	29,667	-29,646	-29,412

PORTERHOUSE UNIT A-255 1R 1R	0	0	0	36,768	-36,768	-36,768
RIBEYE UNIT 1 1	0	0	0	39,257	-39,257	-39,257
STINGRAY A1RE	403,919	36,100	142,336	30,000	195,483	172,184
TALLY HO #1 1	705,439	45,785	190,903	41,075	427,676	405,936
TANQUERAY UNIT 1RE	1,719,835	166,496	635,891	31,250	886,198	427,449

TOBY 1	2,193,672	194,228	463,837	32,183	1,503,424	1,149,115
TRUE GRIT 1	0	0	0	27,500	-27,500	-27,500
VICK 1 1	3,718,651	239,613	432,223	36,725	3,010,090	2,013,170
WASH-MCADAMS 3HR	0	0	0	56,150	-56,150	-56,150
WASH-MCADAMS -A- UNIT 2HL	0	0	0	31,483	-31,483	-31,483

WORSHAM UNIT 1 1	675,907	55,860	328,202	52,375	239,470	170,635

GRAND TOTAL	27,792,419	1,996,117	5,984,836	922,272	18,889,194	13,781,050

These data accompany the report of DeGolyer and MacNaughton and are subject to its specific conditions.

5

PROJECTION OF ESTIMATED PROVED PRODUCTION AND REVENUE

AS OF DECEMBER 31, 2013

FROM CERTAIN PROPERTIES OWNED BY

ZAZA ENERGY CORPORATION

GRAND TOTAL	9
BOMBAY UNIT 1	10
BRYAN 1 1	11
COLBURN 2	12
COLBURN UNIT 1H	13
COMMODORE A1	14
DICKENS UNIT A-231 1H 1H	15
GIBBS BROTHERS 1	16
GIBBS BROTHERS III 1	17
GRISHAM 1 1	18
KBT RANCH 1 1	19
LAURA UNIT 1 1	20
MANNING GU 1	21
MISS KATI UNIT 1	22
MOFFITT UNIT 1 1	23
MOSSY GROVE GAS UNIT #1 1	24
PORTERHOUSE UNIT A-255 1R 1R	25
RIBEYE UNIT 1 1	26
STINGRAY A1RE	27
TALLY HO #1 1	28
TANQUERAY UNIT 1RE	29
TOBY 1	30
TRUE GRIT 1	31
VICK 1 1	32
WASH-MCADAMS 3HR	33
WASH-MCADAMS -A- UNIT 2HL	34
WORSHAM UNIT 1 1	35

These data accompany the report of DeGolyer and MacNaughton and are subject to its specific conditions.

7

9

PROJECTION OF ESTIMATED PROVED PRODUCTION AND REVENUE AS OF DECEMBER 31, 2013 FROM CERTAIN PROPERTIES OWNED BY ZAZA ENERGY CORPORATION

GRAND TOTAL

Year Ending Dec 31	Completions	Gross Oil and Cond Production (bbl)	Gross Wet Gas Production (Mcf)	Net Oil and Cond Production (bbl)	Net NGL Production (bbl)	Net Sales Gas Production (Mcf)
2014	18	254,078	2,031,265	54,938	21,136	386,300
2015	17	120,213	1,155,059	25,761	12,139	219,301
2016	17	77,498	844,448	16,562	8,911	160,300
2017	16	55,209	676,174	11,771	7,024	128,408
2018	14	41,297	558,269	8,775	5,533	105,999
2019	13	32,518	476,837	6,894	4,677	90,502
2020	12	26,593	410,043	5,644	4,115	77,897
2021	9	22,606	350,142	4,800	3,599	66,578
2022	9	19,664	318,743	4,175	3,262	60,625
2023	9	17,291	286,470	3,673	2,979	54,557
2024	8	15,391	255,084	3,274	2,752	48,693
2025	8	13,840	236,218	2,944	2,537	45,092
2026	8	12,576	220,091	2,674	2,355	42,014
2027	8	11,506	205,584	2,448	2,191	39,246
2028	8	10,603	192,806	2,255	2,045	36,804
2029	8	9,730	179,914	2,069	1,896	34,347
2030	8	8,325	165,495	1,788	1,768	31,603
2031	7	7,267	153,130	1,569	1,643	29,249
2032	7	6,703	143,811	1,449	1,533	27,467
2033	7	6,116	130,523	1,318	1,346	24,628
Subtotal		769,024	8,990,106	164,781	93,441	1,709,610
Remaining		27,458	921,723	5,891	6,295	171,357
Total		**796,482**	**9,911,829**	**170,672**	**99,736**	**1,880,967**
Cumulative		592,549	22,019,925			
Ultimate		1,389,031	31,931,754			

Year Ending Dec 31	Oil and Cond Prices ($/bbl)	Natural Gas Liquids Prices ($/bbl)	Gas Prices ($/Mcf)	Future Gross Revenue Oil and Cond ($)	Future Gross Revenue Gas ($)	Future Gross Revenue Total ($)
2014	96.91	43.61	3.670	5,324,050	1,417,721	7,663,482
2015	96.91	43.61	3.670	2,496,466	804,836	3,830,700
2016	96.91	43.61	3.670	1,605,008	588,300	2,581,895
2017	96.91	43.61	3.670	1,140,907	471,264	1,918,459
2018	96.91	43.61	3.670	850,222	389,016	1,480,585
2019	96.91	43.61	3.670	668,289	332,143	1,204,424
2020	96.91	43.61	3.670	547,006	285,880	1,012,278
2021	96.91	43.61	3.670	465,075	244,338	866,361
2022	96.91	43.61	3.670	404,596	222,491	769,279
2023	96.91	43.61	3.670	356,024	200,232	686,232
2024	96.91	43.61	3.670	317,227	178,702	615,914
2025	96.91	43.61	3.670	285,209	165,489	561,372
2026	96.91	43.61	3.670	259,200	154,186	516,092
2027	96.91	43.61	3.670	237,144	144,031	476,712
2028	96.91	43.61	3.670	218,542	135,078	442,772
2029	96.91	43.61	3.670	200,544	126,048	409,335
2030	96.91	43.61	3.670	173,169	115,982	366,162
2031	96.91	43.61	3.670	152,166	107,344	331,189
2032	96.91	43.61	3.670	140,414	100,811	308,115
2033	96.91	43.61	3.670	127,824	90,382	276,885
Subtotal	96.91	43.61	3.670	15,969,082	6,274,274	26,318,243
Remaining	96.91	43.61	3.670	570,759	628,874	1,474,176
Total	**96.91**	**43.61**	**3.670**	**16,539,841**	**6,903,148**	**27,792,419**

Year Ending Dec 31	Production & Ad Valorem Taxes ($)	Total Operating Expenses ($)	Capital and Abandonment Costs ($)	Total Expenditures ($)	Future Net Revenue Annual ($)	Future Net Revenue Cumulative ($)	Present Worth at 10 Percent Annual ($)	Present Worth at 10 Percent Cumulative ($)
2014	524,726	542,364	318,381	860,745	6,278,011	6,278,011	5,987,400	5,987,400
2015	268,312	460,312	0	460,312	3,102,076	9,380,087	2,673,563	8,660,963
2016	183,390	419,834	32,183	452,017	1,946,488	11,326,575	1,515,350	10,176,313
2017	138,048	376,438	73,450	449,888	1,330,523	12,657,098	937,605	11,113,918
2018	107,730	302,891	41,075	343,966	1,028,889	13,685,987	656,284	11,770,202
2019	88,349	261,632	31,250	292,882	823,193	14,509,180	474,980	12,245,182
2020	74,612	234,688	104,700	339,388	598,278	15,107,458	312,312	12,557,494
2021	63,925	214,654	0	214,654	587,782	15,695,240	277,827	12,835,321
2022	57,019	211,741	0	211,741	500,519	16,195,759	214,148	13,049,469
2023	50,982	204,670	30,000	234,670	400,580	16,596,339	155,267	13,204,736
2024	45,755	194,780	0	194,780	375,379	16,971,718	131,583	13,336,319
2025	41,832	193,014	0	193,014	326,526	17,298,244	103,595	13,439,914
2026	38,555	191,500	0	191,500	286,037	17,584,281	82,150	13,522,064
2027	35,688	190,139	0	190,139	250,885	17,835,166	65,227	13,587,291
2028	33,201	188,940	0	188,940	220,631	18,055,797	51,925	13,639,216
2029	30,748	187,731	0	187,731	190,856	18,246,653	40,657	13,679,873
2030	27,565	173,843	31,233	205,076	133,521	18,380,174	25,672	13,705,545
2031	24,987	164,574	0	164,574	141,628	18,521,802	24,724	13,730,269
2032	23,283	163,702	0	163,702	121,130	18,642,932	19,146	13,749,415
2033	20,907	155,062	52,375	207,437	48,541	18,691,473	6,931	13,756,346
Subtotal	1,879,614	5,032,509	714,647	5,747,156	18,691,473		13,756,346	
Remaining	116,503	952,327	207,625	1,159,952	197,721	18,889,194	24,704	13,781,050
Total	**1,996,117**	**5,984,836**	**922,272**	**6,907,108**	**18,889,194**		**13,781,050**	

Gross Completions

Oil	Gas
10	8

Month of Last Production: 02/2051

Interests (Percent)

Date	Working	Revenue

Present Worth Profile ($)

5.00 Percent	15,836,931
8.00 Percent	14,516,752
12.00 Percent	13,135,364
15.00 Percent	12,300,941
20.00 Percent	11,175,424
25.00 Percent	10,282,530
30.00 Percent	9,550,895

DeGolyer and MacNaughton
F-716
TEXAS REGISTERED ENGINEERING FIRM

These data accompany the report of DeGolyer and MacNaughton and are subject to its specific conditions.

10

PROJECTION OF ESTIMATED PROVED PRODUCTION AND REVENUE
AS OF DECEMBER 31, 2013
FROM CERTAIN PROPERTIES OWNED BY
ZAZA ENERGY CORPORATION

Reserve Category: DEVELOPED PRODUCING Field: MOSSY GROVE County: WALKER
Lease: BOMBAY UNIT 1 State: TEXAS State: TEXAS

Year Ending Dec 31	Completions	Gross Oil and Cond Production (bbl)	Gross Wet Gas Production (Mcf)	Net Oil and Cond Production (bbl)	Net NGL Production (bbl)	Net Sales Gas Production (Mcf)
2014	1	0	34,630	0	0	6,493
2015	1	0	32,121	0	0	6,023
2016	1	0	29,871	0	0	5,601
2017	1	0	27,629	0	0	5,180
2018	1	0	25,626	0	0	4,805
2019	1	0	23,770	0	0	4,457
2020	1	0	14,204	0	0	2,663
2021						
2022						
2023						
2024						
2025						
2026						
2027						
2028						
2029						
2030						
2031						
2032						
2033						
Subtotal		0	187,851	0	0	35,222
Remaining						
Total		**0**	**187,851**	**0**	**0**	**35,222**
Cumulative		363	476,804			
Ultimate		363	664,655			

Year Ending Dec 31	Oil and Cond Prices ($/bbl)	Natural Gas Liquids Prices ($/bbl)	Gas Prices ($/Mcf)	Future Gross Revenue Oil and Cond ($)	Future Gross Revenue Gas ($)	Future Gross Revenue Total ($)
2014			3.670	0	23,830	23,830
2015			3.670	0	22,103	22,103
2016			3.670	0	20,555	20,555
2017			3.670	0	19,012	19,012
2018			3.670	0	17,634	17,634
2019			3.670	0	16,357	16,357
2020			3.670	0	9,774	9,774
2021						
2022						
2023						
2024						
2025						
2026						
2027						
2028						
2029						
2030						
2031						
2032						
2033						
Subtotal			3.670	0	129,265	129,265
Remaining						
Total			**3.670**	**0**	**129,265**	**129,265**

Year Ending Dec 31	Production & Ad Valorem Taxes ($)	Total Operating Expenses ($)	Capital and Abandonment Costs ($)	Total Expenditures ($)	Future Net Revenue Annual ($)	Future Net Revenue Cumulative ($)	Present Worth at 10 Percent Annual ($)	Present Worth at 10 Percent Cumulative ($)
2014	2,343	14,641	0	14,641	6,846	6,846	6,499	6,499
2015	2,172	14,427	0	14,427	5,504	12,350	4,729	11,228
2016	2,021	14,236	0	14,236	4,298	16,648	3,345	14,573
2017	1,869	14,045	0	14,045	3,098	19,746	2,183	16,756
2018	1,734	13,876	0	13,876	2,024	21,770	1,292	18,048
2019	1,608	13,717	0	13,717	1,032	22,802	598	18,646
2020	960	8,554	31,250	39,804	-30,990	-8,188	-16,007	2,639
2021								
2022								
2023								
2024								
2025								
2026								
2027								
2028								
2029								
2030								
2031								
2032								
2033								
Subtotal	12,707	93,496	31,250	124,746	-8,188		2,639	
Remaining						-8,188		2,639
Total	**12,707**	**93,496**	**31,250**	**124,746**	**-8,188**		**2,639**	

Gross Completions

Oil	Gas
0	1

Month of Last Production: 08/2020

Interests (Percent)

Date	Working	Revenue
Initial	25.00000	18.75000

Present Worth Profile ($)

5.00 Percent	-1,697
8.00 Percent	1,116
12.00 Percent	3,923
15.00 Percent	5,473
20.00 Percent	7,266
25.00 Percent	8,342
30.00 Percent	8,926

DeGolyer and MacNaughton
F-716
TEXAS REGISTERED ENGINEERING FIRM

These data accompany the report of DeGolyer and MacNaughton and are subject to its specific conditions.

11

PROJECTION OF ESTIMATED PROVED PRODUCTION AND REVENUE
AS OF DECEMBER 31, 2013
FROM CERTAIN PROPERTIES OWNED BY
ZAZA ENERGY CORPORATION

Reserve Category: DEVELOPED PRODUCING | Field: FORT TRINIDAD, EAST | County: MADISON
Lease: BRYAN 1 1 | State: TEXAS | State: TEXAS

Year Ending Dec 31	Completions	Gross Oil and Cond Production (bbl)	Gross Wet Gas Production (Mcf)	Net Oil and Cond Production (bbl)	Net NGL Production (bbl)	Net Sales Gas Production (Mcf)
2014	1	3,353	8,251	739	191	1,563
2015	1	1,844	4,496	406	104	852
2016	1	1,282	3,114	282	72	590
2017	1	122	296	27	7	56
2018						
2019						
2020						
2021						
2022						
2023						
2024						
2025						
2026						
2027						
2028						
2029						
2030						
2031						
2032						
2033						
Subtotal		6,601	16,157	1,454	374	3,061
Remaining						
Total		**6,601**	**16,157**	**1,454**	**374**	**3,061**
Cumulative		14,150	66,335			
Ultimate		20,751	82,492			

Year Ending Dec 31	Oil and Cond Prices ($/bbl)	Natural Gas Liquids Prices ($/bbl)	Gas Prices ($/Mcf)	Future Gross Revenue Oil and Cond ($)	Future Gross Revenue Gas ($)	Future Gross Revenue Total ($)
2014	96.91	43.61	3.670	71,591	5,737	85,651
2015	96.91	43.61	3.670	39,361	3,126	47,022
2016	96.91	43.61	3.670	27,360	2,165	32,667
2017	96.91	43.61	3.670	2,606	206	3,111
2018						
2019						
2020						
2021						
2022						
2023						
2024						
2025						
2026						
2027						
2028						
2029						
2030						
2031						
2032						
2033						
Subtotal	96.91	43.61	3.670	140,918	11,234	168,451
Remaining						
Total	**96.91**	**43.61**	**3.670**	**140,918**	**11,234**	**168,451**

Year Ending Dec 31	Production & Ad Valorem Taxes ($)	Total Operating Expenses ($)	Capital and Abandonment Costs ($)	Total Expenditures ($)	Future Net Revenue Annual ($)	Future Net Revenue Cumulative ($)	Present Worth at 10 Percent Annual ($)	Present Worth at 10 Percent Cumulative ($)
2014	5,330	26,179	0	26,179	54,142	54,142	51,808	51,808
2015	2,924	25,803	0	25,803	18,295	72,437	15,828	67,636
2016	2,032	25,666	0	25,666	4,969	77,406	3,918	71,554
2017	194	2,837	36,725	39,562	-36,645	40,761	-26,885	44,669
2018								
2019								
2020								
2021								
2022								
2023								
2024								
2025								
2026								
2027								
2028								
2029								
2030								
2031								
2032								
2033								
Subtotal	10,480	80,485	36,725	117,210	40,761		44,669	
Remaining						40,761		44,669
Total	**10,480**	**80,485**	**36,725**	**117,210**	**40,761**		**44,669**	

Gross Completions Oil	Gas
1	0

Month of Last Production: 02/2017

Interests (Percent)

Date	Working	Revenue
Initial	29.38000	22.03000

Present Worth Profile ($)	
5.00 Percent	43,000
8.00 Percent	44,064
12.00 Percent	45,200
15.00 Percent	45,866
20.00 Percent	46,674
25.00 Percent	47,161
30.00 Percent	47,386

DEGOLYER AND MACNAUGHTON
F-716
TEXAS REGISTERED ENGINEERING FIRM

These data accompany the report of DeGolyer and MacNaughton and are subject to its specific conditions.

12

PROJECTION OF ESTIMATED PROVED PRODUCTION AND REVENUE
AS OF DECEMBER 31, 2013
FROM CERTAIN PROPERTIES OWNED BY
ZAZA ENERGY CORPORATION

Reserve Category: DEVELOPED PRODUCING
Lease: COLBURN 2

Field: FORT TRINIDAD EAST
State: TEXAS

County: WALKER
State: TEXAS

Year Ending Dec 31	Completions	Gross Oil and Cond Production (bbl)	Gross Wet Gas Production (Mcf)	Net Oil and Cond Production (bbl)	Net NGL Production (bbl)	Net Sales Gas Production (Mcf)
2014	1	1,326	18,470	249	0	3,463
2015	1	1,160	16,961	217	0	3,180
2016	1	1,045	15,779	196	0	2,959
2017	1	951	14,633	178	0	2,744
2018	1	881	13,610	166	0	2,551
2019	1	389	6,010	72	0	1,127
2020						
2021						
2022						
2023						
2024						
2025						
2026						
2027						
2028						
2029						
2030						
2031						
2032						
2033						
Subtotal		5,752	85,463	1,078	0	16,024
Remaining						
Total		**5,752**	**85,463**	**1,078**	**0**	**16,024**
Cumulative		2,749	54,654			
Ultimate		8,501	140,117			

Year Ending Dec 31	Oil and Cond Prices ($/bbl)	Natural Gas Liquids Prices ($/bbl)	Gas Prices ($/Mcf)	Future Gross Revenue Oil and Cond ($)	Future Gross Revenue Gas ($)	Future Gross Revenue Total ($)
2014	96.91		3.670	24,096	12,709	36,805
2015	96.91		3.670	21,079	11,672	32,751
2016	96.91		3.670	18,977	10,858	29,835
2017	96.91		3.670	17,294	10,069	27,363
2018	96.91		3.670	16,003	9,366	25,369
2019	96.91		3.670	7,065	4,135	11,200
2020						
2021						
2022						
2023						
2024						
2025						
2026						
2027						
2028						
2029						
2030						
2031						
2032						
2033						
Subtotal	96.91		3.670	104,514	58,809	163,323
Remaining						
Total	**96.91**		**3.670**	**104,514**	**58,809**	**163,323**

Year Ending Dec 31	Production & Ad Valorem Taxes ($)	Total Operating Expenses ($)	Capital and Abandonment Costs ($)	Total Expenditures ($)	Future Net Revenue Annual ($)	Future Net Revenue Cumulative ($)	Present Worth at 10 Percent Annual ($)	Present Worth at 10 Percent Cumulative ($)
2014	2,934	22,261	0	22,261	11,610	11,610	11,035	11,035
2015	2,622	22,133	0	22,133	7,996	19,606	6,879	17,914
2016	2,394	22,032	0	22,032	5,409	25,015	4,214	22,128
2017	2,199	21,935	0	21,935	3,229	28,244	2,278	24,406
2018	2,040	21,848	0	21,848	1,481	29,725	948	25,354
2019	900	10,045	31,250	41,295	-30,995	-1,270	-17,988	7,366
2020								
2021								
2022								
2023								
2024								
2025								
2026								
2027								
2028								
2029								
2030								
2031								
2032								
2033								
Subtotal	13,089	120,254	31,250	151,504	-1,270		7,366	
Remaining						-1,270		7,366
Total	**13,089**	**120,254**	**31,250**	**151,504**	**-1,270**		**7,366**	

Gross Completions

Oil	Gas
1	0

Month of Last Production: 06/2019

Interests (Percent)

Date	Working	Revenue
Initial	25.00000	18.75000

Present Worth Profile ($)

5.00 Percent	3,800
8.00 Percent	6,092
12.00 Percent	8,463
15.00 Percent	9,821
20.00 Percent	11,460
25.00 Percent	12,501
30.00 Percent	13,107

DeGolyer and MacNaughton
F-716
TEXAS REGISTERED ENGINEERING FIRM

These data accompany the report of DeGolyer and MacNaughton and are subject to its specific conditions.

13

PROJECTION OF ESTIMATED PROVED PRODUCTION AND REVENUE
AS OF DECEMBER 31, 2013
FROM CERTAIN PROPERTIES OWNED BY
ZAZA ENERGY CORPORATION

Reserve Category: DEVELOPED PRODUCING
Lease: COLBURN UNIT 1H
Field: MOSSY GROVE
State: TEXAS
County: WALKER
State: TEXAS

Year Ending Dec 31	Completions	Gross Oil and Cond Production (bbl)	Gross Wet Gas Production (Mcf)	Net Oil and Cond Production (bbl)	Net NGL Production (bbl)	Net Sales Gas Production (Mcf)
2014	0	0	0	0	0	0
2015						
2016						
2017						
2018						
2019						
2020						
2021						
2022						
2023						
2024						
2025						
2026						
2027						
2028						
2029						
2030						
2031						
2032						
2033						
Subtotal		0	0	0	0	0
Remaining						
Total		**0**	**0**	**0**	**0**	**0**
Cumulative		1,389	324,306			
Ultimate		1,389	324,306			

Year Ending Dec 31	Oil and Cond Prices ($/bbl)	Natural Gas Liquids Prices ($/bbl)	Gas Prices ($/Mcf)	Future Gross Revenue Oil and Cond ($)	Future Gross Revenue Gas ($)	Future Gross Revenue Total ($)
2014				0	0	0
2015						
2016						
2017						
2018						
2019						
2020						
2021						
2022						
2023						
2024						
2025						
2026						
2027						
2028						
2029						
2030						
2031						
2032						
2033						
Subtotal				0	0	0
Remaining						
Total				**0**	**0**	**0**

Year Ending Dec 31	Production & Ad Valorem Taxes ($)	Total Operating Expenses ($)	Capital and Abandonment Costs ($)	Total Expenditures ($)	Future Net Revenue Annual ($)	Future Net Revenue Cumulative ($)	Present Worth at 10 Percent Annual ($)	Present Worth at 10 Percent Cumulative ($)
2014	0	0	31,250	31,250	-31,250	-31,250	-31,250	-31,250
2015								
2016								
2017								
2018								
2019								
2020								
2021								
2022								
2023								
2024								
2025								
2026								
2027								
2028								
2029								
2030								
2031								
2032								
2033								
Subtotal	0	0	31,250	31,250	-31,250		-31,250	
Remaining						-31,250		-31,250
Total	**0**	**0**	**31,250**	**31,250**	**-31,250**		**-31,250**	

Gross Completions Oil	Gross Completions Gas
0	0

Month of Last Production: 01/2014

Interests (Percent)

Date	Working	Revenue
Initial	25.00000	18.75000

Present Worth Profile ($)

5.00 Percent	-31,250
8.00 Percent	-31,250
12.00 Percent	-31,250
15.00 Percent	-31,250
20.00 Percent	-31,250
25.00 Percent	-31,250
30.00 Percent	-31,250

DeGolyer and MacNaughton
F-716
TEXAS REGISTERED ENGINEERING FIRM

These data accompany the report of DeGolyer and MacNaughton and are subject to its specific conditions.

14

PROJECTION OF ESTIMATED PROVED PRODUCTION AND REVENUE
AS OF DECEMBER 31, 2013
FROM CERTAIN PROPERTIES OWNED BY
ZAZA ENERGY CORPORATION

Reserve Category: DEVELOPED PRODUCING — Field: MOSSY GROVE — County: WALKER
Lease: COMMODORE A1 — State: TEXAS — State: TEXAS

Year Ending Dec 31	Completions	Gross Oil and Cond Production (bbl)	Gross Wet Gas Production (Mcf)	Net Oil and Cond Production (bbl)	Net NGL Production (bbl)	Net Sales Gas Production (Mcf)
2014	0	0	0	0	0	0
2015						
2016						
2017						
2018						
2019						
2020						
2021						
2022						
2023						
2024						
2025						
2026						
2027						
2028						
2029						
2030						
2031						
2032						
2033						
Subtotal		0	0	0	0	0
Remaining						
Total		**0**	**0**	**0**	**0**	**0**
Cumulative		1,761	82,021			
Ultimate		1,761	82,021			

Year Ending Dec 31	Oil and Cond Prices ($/bbl)	Natural Gas Liquids Prices ($/bbl)	Gas Prices ($/Mcf)	Future Gross Revenue Oil and Cond ($)	Future Gross Revenue Gas ($)	Future Gross Revenue Total ($)
2014				0	0	0
2015						
2016						
2017						
2018						
2019						
2020						
2021						
2022						
2023						
2024						
2025						
2026						
2027						
2028						
2029						
2030						
2031						
2032						
2033						
Subtotal				0	0	0
Remaining						
Total				**0**	**0**	**0**

Year Ending Dec 31	Production & Ad Valorem Taxes ($)	Total Operating Expenses ($)	Capital and Abandonment Costs ($)	Total Expenditures ($)	Future Net Revenue Annual ($)	Future Net Revenue Cumulative ($)	Present Worth at 10 Percent Annual ($)	Present Worth at 10 Percent Cumulative ($)
2014	0	0	31,050	31,050	-31,050	-31,050	-31,050	-31,050
2015								
2016								
2017								
2018								
2019								
2020								
2021								
2022								
2023								
2024								
2025								
2026								
2027								
2028								
2029								
2030								
2031								
2032								
2033								
Subtotal	0	0	31,050	31,050	-31,050		-31,050	
Remaining						-31,050		-31,050
Total	**0**	**0**	**31,050**	**31,050**	**-31,050**		**-31,050**	

Gross Completions Oil	Gross Completions Gas
0	0

Month of Last Production: 01/2014

Interests (Percent) Date	Working	Revenue
Initial	24.84000	18.63000

Present Worth Profile ($)	
5.00 Percent	-31,050
8.00 Percent	-31,050
12.00 Percent	-31,050
15.00 Percent	-31,050
20.00 Percent	-31,050
25.00 Percent	-31,050
30.00 Percent	-31,050

DEGOLYER AND MACNAUGHTON
F-716
TEXAS REGISTERED ENGINEERING FIRM

These data accompany the report of DeGolyer and MacNaughton and are subject to its specific conditions.

PROJECTION OF ESTIMATED PROVED PRODUCTION AND REVENUE 15 AS OF DECEMBER 31, 2013 FROM CERTAIN PROPERTIES OWNED BY ZAZA ENERGY CORPORATION Reserve Category: DEVELOPED PRODUCING Field: MOSSY GROVE County: MADISON Lease: DICKENS UNIT A-231 1H 1H State: TEXAS State: TEXAS Gross Gross Net Net Net Year Oil and Cond Wet Gas Oil and Cond NGL Sales Gas Ending Completions Production Production Production Production Production Dec 31 (bbl) (Mcf) (bbl) (bbl) (Mcf) 2014 1 26 15,062 6 216 2,854 2015 1 23 12.487 5 193 2.555 2016 1 22 12,123 5 173 2,297 2017 1 19 10,851 4 156 2,055 2018 1 18 9,751 4 139 1,848 2019 1 17 8,773 4 126 1,662 2020 1 11 5,902 2 85 1,118 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 Subtotal 136 75,949 30 1,088 14,389 Remaining Total 136 75,949 30 1,088 14,389 Cumulative 46,190 2,957,536 Ultimate 46,326 3,033,485 Oil and Natural Gas Future Gross Future Gross Future Gross Year Cond Liquids Gas Revenue Revenue Revenue Ending Prices Prices Prices Oil and Cond Gas Total Dec 31 ($/bbl) ($/bbl) ($/Mcf) ($) ($) ($) 2014 96.91 43.61 3.670 549 10,473 20,428 2015 96.91 43.61 3.670 502 9,377 18,301 2016 96.91 43.61 3.670 460 8,430 16,461 2017 96.91 43.61 3.670 420 7,545 14,740 2018 96.91 43.61 3.670 384 6,780 13,254 2019 96.91 43.61 3.670 352 6,099 11,929 2020 96.91 43.61 3.670 241 4,104 8,031 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 Subtotal 96.91 43.61 3.670 2,908 52,808 103,144 Remaining Total 96.91 43.61 3.670 2,908 52,808 103,144 Year Production & Total Capital and Future Net Revenue Ad Valorem Operating Abandonment Total Present Worth at 10 Percent Gross Completions Ending Taxes Expenses Costs Expenditures Annual Cumulative Annual Cumulative Oil Gas Dec 31 ($) ($) ($) ($) ($) ($) ($) ($) 0 0 2014 1,744 10,337 0 10,337 8,347 8,347 7,924 7,924 Month of Last Production:09/2020 2015 1,563 10,178 0 10,178 6,560 14,907 5,640 13,564 2016 1,407 10,043 0 10,043 5,011 19,918 3,901 17,465 Interests (Percent) 2017 1,258 9,916 0 9,916 3,566 23,484 2,514 19,979 Date Working Revenue 2018 1,132 9,805 0 9,805 2,317 25,801 1,479 21,458 Initial 29.38000 22.03000 2019 1,019 9,708 0 9,708 1,202 27,003 698 22,156 2020 684 7,026 36,725 43,751 -36,404 -9,401 -18,614 3,542 2021 2022 Present Worth Profile($) 2023 5.00 Percent -1,623 8.00 Percent 1,732 12.00 Percent 5,065 2024 15.00 Percent 6,896 2025 20.00 Percent 9,001 2026 25.00 Percent 10,249 2027 30.00 Percent 10,913 2028 12.00 Percent 5,065 2029 2030 2031 2032 2033 Subtotal 8,807 67,013 36,725 103,738 -9,401 -9,401 3,542 3.542 Remaining 8,807 67,013 36,725 103,738 -9,401 3,542 Total DEGOLYER MACNAUGHTON F-716 These data accompany the report of DeGolyer and MacNaughton and are subject to its specific conditions. TEXAS REGISTERED ENGINNEERING FIRM

16 PROJECTION OF ESTIMATED PROVED PRODUCTION AND REVENUE AS OF DECEMBER 31, 2013 FROM CERTAIN PROPERTIES OWNED BY ZAZA ENERGY CORPORATION Reserve Category: DEVELOPED PRODUCING Field: FORT TRINIDAD, EAST County: MADISON Lease: GIBBS BRPTHERS 1 State: TEXAS State: TEXAS Gross Gross Net Net Net Year Oil and Cond Wet Gas Oil and Cond NGL Sales Gas Ending Completions Production Production Production Production Production Dec 31 (bbl) (Mcf) (bbl) (bbl) (Mcf) 2014 1 23,509 193,640 4,798 4,150 33,989 2015 1 13,845 154,232 2,826 3,.305 27,072 2016 1 9,604 128,510 1,960 2,754 22,556 2017 1 7,213 109,640 1,472 2,350 19,245 2018 1 5,730 95,822 1,170 2,053 16,819 2019 1 4,719 85,103 963 1,824 14,938 2020 1 3,999 76,741 816 1,645 13,470 2021 1 3,439 69,532 702 1,490 12,205 2022 1 3,013 63,712 615 1,365 11,183 2023 1 2,674 58,793 546 1,260 10,320 2024 1 2,403 54,710 490 1,173 9,603 2025 1 2,168 50,737 443 1,087 8,905 2026 1 1,975 47,188 403 1,011 8,283 2027 1 1,812 43,887 370 941 7,703 2028 1 1,671 40,924 341 877 7,184 2029 1 1,533 37,954 313 813 6,662 2030 1 1,411 35,299 288 757 6,195 2031 1 1,298 32,829 264 703 5,763 2032 1 1,197 30,614 245 656 5,373 2033 1 1,098 28,392 224 609 4,984 Subtotal 94,311 1,438,259 19,249 30,823 252,452 Remaining 6,203 167,666 1,266 3,593 29,430 Total 100,514 1,605,925 20,515 34,416 281,882 Cumulative 63,102 261,069 Ultimate 163,616 1,866,994 Oil and Natural Gas Future Gross Future Gross Future Gross Year Cond Liquids Gas Revenue Revenue Revenue Ending Prices Prices Prices Oil and Cond Gas Total Dec 31 ($/bbl) ($/bbl) ($/Mcf) ($) ($) ($) 2014 96.91 43.61 3.670 464,989 124,739 770,699 2015 96.91 43.61 3.670 273,843 99,353 517,337 2016 96.91 43.61 3.670 189,961 82,784 392,847 2017 96.91 43.61 3.670 142,681 70,628 315,775 2018 96.91 43.61 3.670 113,336 61,727 264,616 2019 96.91 43.61 3.670 93,331 54,821 227,687 2020 96.91 43.61 3.670 79,100 49,436 200,257 2021 96.91 43.61 3.670 68,020 44,790 177,792 2022 96.91 43.61 3.670 59,595 41,042 160,181 2023 96.91 43.61 3.670 52,880 37,874 145,700 2024 96.91 43.61 3.670 47,537 35,243 133,911 2025 96.91 43.61 3.670 42,877 32,684 122,978 2026 96.91 43.61 3.670 39,075 30,397 113,573 2027 96.91 43.61 3.670 35,837 28,271 105,123 2028 96.91 43.61 3.670 33,054 26,363 97,664 2029 96.91 43.61 3.670 30,325 24,449 90,245 2030 96.91 43.61 3.670 27,900 22,739 83,628 2031 96.91 43.61 3.670 25,670 21,148 77,500 2032 96.91 43.61 3.670 23,679 19,721 72,010 2033 96.91 43.61 3.670 21,725 18,289 66,548 Subtotal 96.91 43.61 3.670 1,865,415 926,498 4,136,071 Remaining 96.91 43.61 3.670 122,691 108,007 387,395 Total 96.91 43.61 3.670 1,988,106 1,034,505 4,523,466 Year Production & Total Capital and Future Net Revenue Ad Valorem Operating Abandonment Total Present Worth at 10 Percent Gross Completions Ending Taxes Expenses Costs Expenditures Annual Cumulative Annual Cumulative Oil Gas Dec 31 ($) ($) ($) ($) ($) ($) ($) ($) 1 0 2014 53,095 48,495 0 48,495 669,109 669,109 636,975 636,975 Month of Last Production:02/2042 2015 36,737 44,849 0 44,849 435,751 1,104,860 374,992 1,011,967 2016 28,411 42,467 0 42,467 321,969 1,426,829 250,625 1,262,592 Interests (Percent) 2017 23,126 40,723 0 40,723 251,926 1,678,755 177,435 1,440,027 Date Working Revenue 2018 19,557 39,444 0 39,444 205,615 1,884,370 131,063 1,571,090 Initial 27,21394 20.41000 2019 16,948 38,453 0 38,453 172,286 2,056,656 99,398 1,670,488 2020 14,990 37,678 0 37,678 147,589 2,204,245 77,062 1,747,550 2021 13,373 37,011 0 37,011 127,408 2,331,653 60,209 1,807,759 2022 12,096 36,473 0 36,473 111,612 2,443,265 47,743 1,855,502 Present Worth Profile($) 2023 11,041 36,018 0 36,018 98,641 2,541,906 38,195 1,893,697 5.00 Percent 2,471,423 8.00 Percent 2,192,590 2024 10,177 35,640 0 35,640 88,094 2,630,000 30,875 1,924,572 12.00 Percent 1,912,150 2025 9,370 35,273 0 35,273 78,335 2,708,335 24,850 1,949,422 15.00 Percent 1,749,079 2026 8,668 34,943 0 34,943 69,962 2,778,297 20,090 1,969,512 20.00 Percent 1,537,410 2027 8,032 34,639 0 34,639 62,452 2,840,749 16,236 1,985,748 25.00 Percent 1,376,674 2028 7,469 34,364 0 34,364 55,831 2,896,580 13,138 1,998,886 30.00 Percent 1,249,899 2029 6,909 34,090 0 34,090 49,246 2,945,826 10,489 2,009,375 2030 6,407 33,844 0 33,844 43,377 2,989,203 8,365 2,017,740 2031 5,943 33,615 0 33,615 37,942 3,027,145 6,623 2,024,363 2032 5,527 33,410 0 33,410 33,073 3,060,218 5,227 2,029,590 2033 5,113 33,205 0 33,205 28,230 3,088,448 4,038 2,033,628 Subtotal 302,989 744,634 0 744,634 3,088,448 3,149,021 2,033,628 2,041,683 Remaining 29,869 262,936 34,017 296,953 60,573 8,055 Total 332,858 1,007,570 34,017 1,041,587 3,149,021 2,041,683 DEGOLYER MACNAUGHTON F-716 These data accompany the report of DeGolyer and MacNaughton and are subject to its specific conditions. TEXAS REGISTERED ENGINNEERING FIRM

PROJECTION OF ESTIMATED PROVED PRODUCTION AND REVENUE 17 AS OF DECEMBER 31, 2013 FROM CERTAIN PROPERTIES OWNED BY ZAZA ENERGY CORPORATION Reserve Category: DEVELOPED PRODUCING Field: MOSSY GROVE County: WALKER Lease: GIBBS BROTHERS III 1 State: TEXAS State: TEXAS Gross Gross Net Net Net Year Oil and Cond Wet Gas Oil and Cond NGL Sales Gas Ending Completions Production Production Production Production Production Dec 31 (bbl) (Mcf) (bbl) (bbl) (Mcf) 2014 1 552 14,908 107 0 2,879 2015 1 490 9,452 96 0 1,825 2016 1 12 183 2 0 35 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 Subtotal 1,063 24,543 205 0 4,739 Remaining Total 1,063 24,543 205 0 4,739 Cumulative 1,664 28,768 Ultimate 2,727 53,311 Oil and Natural Gas Future Gross Future Gross Future Gross Year Cond Liquids Gas Revenue Revenue Revenue Ending Prices Prices Prices Oil and Cond Gas Total Dec 31 ($/bbl) ($/bbl) ($/Mcf) ($) ($) ($) 2014 96.91 3.670 10,337 10,565 20,902 2015 96.91 3.670 9,338 6,699 16,037 2016 96.91 3.670 212 129 341 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 Subtotal 96.91 3.670 19,887 17,393 37,280 Remaining Total 96.91 3.670 19,887 17,393 37,280 Production & Total Capital and Year Ad Valorem Operating Abandonment Total Future Net Revenue Present Worth at 10 Percent Gross Completions Ending Taxes Expenses Costs Expenditures Annual Cumulative 0 Cumulative Oil Gas Dec 31 ($) ($) ($) ($) ($) ($) ($) ($) 0 1 2014 1,761 13,351 0 13,351 5,790 5,790 5,500 5,500 Month of Last Production:02/2016 2015 1,312 12,874 0 12,874 1,851 7,641 1,614 7,114 2016 27 307 32,183 32,490 -32,176 -24,535 -26,312 -19,198 Interests (Percent) 2017 Date Working Revenue 2018 Initial 25.74667 19.31000 2019 2020 2021 2022 Present Worth Profile ($) 2023 5.00 Percent -21,721 8.00 Percent -20,174 2024 12.00 Percent -18,264 2025 15.00 Percent -16,937 2026 20.00 Percent -14,911 2027 25.00 Percent -13,096 2028 30.00 Percent -11,468 2029 2030 2031 2032 2033 Subtotal 3,100 26,532 32,183 58,715 -24,535 -24,535 -19,198 -19,198 Remaining 3,100 26,532 32,183 58,715 -24,535 -19,198 Total DEGOLYER MACNAUGHTON F-716 These data accompany the report of DeGolyer and MacNaughton and are subject to its specific conditions. TEXAS REGISTERED ENGINEERING FIRM

18 PROJECTION OF ESTIMATED PROVED PRODUCTION AND REVENUE AS OF DECEMBER 31, 2013 FROM CERTAIN PROPERTIES OWNED BY ZAZA ENERGY CORPORATION Reserve Category: DEVELOPED PRODUCING Field: FORT TRINIDAD, EAST County: MADISON Lease: GRISHAM 1 1 State: TEXAS State: TEXAS Gross Gross Net Net Net Year Oil and Cond Wet Gas Oil and Cond NGL Sales Gas Ending Completions Production Production Production Production Production Dec 31 (bbl) (Mcf) (bbl) (bbl) (Mcf) 2014 1 63,722 220,651 14,044 5,106 41,823 2015 1 27,410 111,141 6,041 2,572 21,066 2016 1 16,856 75,073 3,716 1,738 14,230 2017 1 11,862 56,533 2,614 1,308 10,715 2018 1 9,045 45,451 1,993 1,052 8,615 2019 1 7,240 38,010 1,596 879 7,205 2020 1 6,012 32,751 1,325 758 6,208 2021 1 5,088 28,634 1,121 663 5,427 2022 1 4,402 25,497 971 590 4,833 2023 1 3,868 22,978 852 532 4,355 2024 1 3,447 20,969 760 485 3,975 2025 1 3,088 19,187 681 444 3,636 2026 1 2,798 17,726 616 410 3,360 2027 1 2,553 16,463 563 381 3,121 2028 1 2,349 15,352 518 356 2,910 2029 1 2,156 14,238 475 329 2,698 2030 1 1,983 13,242 437 306 2,510 2031 1 1,825 12,315 402 286 2,335 2032 1 1,683 11,484 371 265 2,176 2033 1 1,544 10,651 340 247 2,019 Subtotal 178,931 808,346 39,436 18,707 153,217 Remaining 3,949 27,822 871 644 5,274 Total 182,880 836,168 40,307 19,351 158,491 Cumulative 59,296 175,304 Ultimate 242,176 1,011,472 Oil and Natural Gas Future Gross Future Gross Future Gross Year Cond Liquids Gas Revenue Revenue Revenue Ending Prices Prices Prices Oil and Cond Gas Total Dec 31 ($/bbl) ($/bbl) ($/Mcf) ($) ($) ($) 2014 96.91 43.61 3.670 1,361,027 153,491 1,737,202 2015 96.91 43.61 3.670 585,457 77,313 774,935 2016 96.91 43.61 3.670 360,024 52,222 488,010 2017 96.91 43.61 3.670 253,369 39,326 349,749 2018 96.91 43.61 3.670 193,181 31,617 270,667 2019 96.91 43.61 3.670 154,655 26,441 219,456 2020 96.91 43.61 3.670 128,390 22,782 184,225 2021 96.91 43.61 3.670 108,675 19,919 157,492 2022 96.91 43.61 3.670 94,035 17,736 137,502 2023 96.91 43.61 3.670 82,603 15,984 121,777 2024 96.91 43.61 3.670 73,640 14,587 109,390 2025 96.91 43.61 3.670 65,957 13,347 98,667 2026 96.91 43.61 3.670 59,753 12,330 89,972 2027 96.91 43.61 3.670 54,524 11,453 82,592 2028 96.91 43.61 3.670 50,185 10,679 76,357 2029 96.91 43.61 3.670 46,040 9,904 70,313 2030 96.91 43.61 3.670 42,359 9,211 64,934 2031 96.91 43.61 3.670 38,972 8,567 59,968 2032 96.91 43.61 3.670 35,951 7,989 55,530 2033 96.91 43.61 3.670 32,982 7,409 51,140 Subtotal 96.91 43.61 3.670 3,821,779 562,307 5,199,878 Remaining 96.91 43.61 3.670 84,357 19,354 131,789 Total 96.91 43.61 3.670 3,906,136 581,661 5,331,667 Production & Total Capital and Year Ad Valorem Operating Abandonment Total Future Net Revenue Present Worth at 10 Percent Gross Completions Ending Taxes Expenses Costs Expenditures Annual Cumulative Annual Cumulative Oil Gas Dec 31 ($) ($) ($) ($) ($) ($) ($) ($) 1 0 2014 110,717 57,297 0 57,297 1,569,188 1,569,188 1,501,154 1,501,154 Month of Last Production:01/2037 2015 50,010 46,358 0 46,358 678,567 2,247,755 585,119 2,086,273 2016 31,741 42,756 0 42,756 413,513 2,661,268 322,275 2,408,548 Interests (Percent) 2017 22,882 40,903 0 40,903 285,964 2,947,232 201,575 2,610,123 Date Working Revenue 2018 17,792 39,796 0 39,796 213,079 3,160,311 135,911 2,746,034 Initial 25.74667 19.31000 2019 14,481 39,053 0 39,053 165,922 3,326,233 95,777 2,841,811 2020 12,198 38,527 0 38,527 133,500 3,459,733 69,741 2,911,552 2021 10,459 38,117 0 38,117 108,916 3,568,649 51,491 2,963,043 2022 9,155 37,803 0 37,803 90,544 3,659,193 38,747 3,001,790 Present Worth Profile ($) 2023 8,129 37,551 0 37,551 76,097 3,735,290 29,477 3,031,267 5.00 Percent 3,510,079 8.00 Percent 3,261,7602 2024 7,317 37,351 0 37,351 64,722 3,800,012 22,692 3,053,959 12.00 Percent 3,261,760 2025 6,613 37,172 0 37,172 54,882 3,854,894 17,415 3,071,374 15.00 Percent 2,825,624 2026 6,041 37,027 0 37,027 46,904 3,901,798 13,473 3,084,847 20.00 Percent 2,595,336 2027 5,556 36,900 0 36,900 40,136 3,941,934 10,436 3,095,283 25.00 Percent 2,408,911 2028 5,143 36,790 0 36,790 34,424 3,976,358 8,104 3,103,387 30.00 Percent 2,253,938 2029 4,740 36,678 0 36,678 28,895 4,005,253 6,156 3,109,543 2030 4,383 36,579 0 36,579 23,972 4,029,225 4,625 3,114,168 2031 4,052 36,486 0 36,486 19,430 4,048,655 3,393 3,117,561 2032 3,753 36,403 0 36,403 15,374 4,064,029 2,431 3,119,992 2033 3,463 36,320 0 36,320 11,357 4,075,386 1,627 3,121,619 Subtotal 338,625 785,867 0 785,867 4,075,386 4,052,487 3,121,619 3,119,610 Remaining 8,941 109,022 36,725 145,747 -22,899 -2,009 Total 347,566 894,889 36,725 931,614 4,052487 3,119,610 DEGOLYER MACNAUGHTON F-716 These data accompany the report of DeGolyer and MacNaughton and are subject to its specific conditions. TEXAS REGISTERED ENGINEERING FIRM

PROJECTION OF ESTIMATED PROVED PRODUCTION AND REVENUE 19 AS OF DECEMBER 31, 2013 FROM CERTAIN PROPERTIES OWNED BY ZAZA ENERGY CORPORATION Reserve Category: DEVELOPED PRODUCING Field: FORT TRINIDAD County: MADISON Lease: KBT RANCH 1 1 State: TEXAS State: TEXAS Gross Gross Net Net Net Year Oil and Cond Wet Gas Oil and Cond NGL Sales Gas Ending Completions Production Production Production Production Production Dec 31 (bbl) (Mcf) (bbl) (bbl) (Mcf) 2014 1 2,858 291 630 0 55 2015 1 1,982 218 437 0 41 2016 1 1,378 164 304 0 32 2017 1 953 123 210 0 23 2018 1 661 92 145 0 17 2019 1 458 69 101 0 13 2020 1 54 8 12 0 2 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 Subtotal 8,344 965 1,839 0 183 Remaining Total 8,344 965 1,839 0 183 Cumulative 23,964 881,431 Ultimate 32,308 882,396 Oil and Natural Gas Future Gross Future Gross Future Gross Year Cond Liquids Gas Revenue Revenue Revenue Ending Prices Prices Prices Oil and Cond Gas Total Dec 31 ($/bbl) ($/bbl) ($/Mcf) ($) ($) ($) 2014 96.91 3.670 61,046 202 61,248 2015 96.91 3.670 42,340 152 42,492 2016 96.91 3.670 29,433 114 29,547 2017 96.91 3.670 20,348 86 20,434 2018 96.91 3.670 14,113 64 14,177 2019 96.91 3.670 9,788 48 9,836 2020 96.91 3.670 1,155 6 1,161 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 Subtotal 96.91 3.670 178,223 672 178,895 Remaining Total 96.91 3.670 178,223 672 178,895 Production & Total Capital and Year Ad Valorem Operating Abandonment Total Future Net Revenue Present Worth at 10 Percent Gross Completions Ending Taxes Expenses Costs Expenditures Annual Cumulative Annual Cumulative Oil Gas Dec 31 ($) ($) ($) ($) ($) ($) ($) ($) 1 2014 3,529 5,383 0 5,383 52,336 52,336 49,773 49,773 Month of Last Production:02/2020 2015 2,449 5,377 0 5,377 34,666 87,002 29,850 79,623 2016 1,704 5,370 0 5,370 22,473 109,475 17,521 97,144 Interests (Percent) 2017 1,178 5,366 0 5,366 13,890 123,365 9,804 106,948 Date working Revenue 2018 817 5,365 0 5,365 7,995 131,360 5,114 112,062 Initial 29.38000 22.04000 2019 567 5,361 0 5,361 3,908 135,268 2,266 114,328 2020 67 769 36,725 37,494 -36,400 98,868 -19,747 94,581 2021 2022 Present Worth Profile ($) 2023 5.00 Percent 97,261 8.00 Percent 95,750 2024 12.00 Percent 93,313 2025 15.00 Percent 91,271 2026 20.00 Percent 87,833 2027 25.00 Percent 83,872 2028 30.00 Percent 80,121 2029 2030 2031 2032 2033 Subtotal 10,311 32,991 36,725 69,716 98,868 94,581 Remaining 98,868 94,581 Total 10,311 32,991 36,725 69,716 98,868 94,581 DEGOLYER MACNAUGHTON F-716 These data accompany the report of DeGolyer and MacNaughton and are subject to its specific conditions. TEXAS REGISTERED ENGINEERING FIRM

20 PROJECTION OF ESTIMATED PROVED PRODUCTION AND REVENUE AS OF DECEMBER 31, 2013 FROM CERTAIN PROPERTIES OWNED BY ZAZA ENERGY CORPORATION Reserve Category: DEVELOPED PRODUCING Field: FORT TRINIDAD, EAST County: MADISON Lease: LAURA UNIT 1 1 State: TEXAS State: TEXAS Gross Gross Net Net Net Year Oil and Cond Wet Gas Oil and Cond NGL Sales Gas Ending Completions Production Production Production Production Production Dec 31 (bbl) (Mcf) (bbl) (bbl) (Mcf) 2014 1 72,090 244,095 15,889 5,649 46,267 2016 1 17,509 77,414 3,859 1,792 14,673 2017 1 12,207 57,849 2,690 1,338 10,965 2018 1 9,254 46,295 2,040 1,072 8,775 2019 1 7,380 38,599 1,626 893 7,316 2020 1 6,111 33,185 1,347 768 6,290 2021 1 5,161 28,966 1,138 670 5,491 2022 1 4,460 25,760 983 597 4,882 2023 1 3,912 23,192 862 536 4,396 2024 1 3,484 21,146 768 490 4,008 2025 1 3,118 19,334 687 447 3,665 2026 1 2,822 17,853 622 413 3,384 2027 1 2,574 16,575 567 384 3,142 2028 1 2,368 15,456 522 357 2,929 2029 1 2,173 14,334 479 332 2,717 2030 1 1,998 13,332 441 309 2,527 2031 1 1,839 12,399 405 287 2,350 2032 1 1,696 11,562 374 267 2,192 2033 1 1,557 10,723 343 248 2,032 Subtotal 190,743 844,497 42,040 19,543 160,069 Remaining 4,087 28,782 901 666 5,456 Total 194,830 873,279 42,941 20,209 165,525 Cumulative 50,477 146,940 Ultimate 245,307 1,020,219 Oil and Natural Gas Future Gross Future Gross Future Gross Year Cond Liquids Gas Revenue Revenue Revenue Ending Prices Prices Prices Oil and Cond Gas Total Dec 31 ($/bbl) ($/bbl) ($/Mcf) ($) ($) ($) 2014 96.91 43.61 3.670 1,539,765 169,799 1,955,908 2015 96.91 43.61 3.670 620,044 80,991 818,535 2016 96.91 43.61 3.670 373,993 53,851 505,971 2017 96.91 43.61 3.670 260,712 40,241 359,335 2018 96.91 43.61 3.670 197,657 32,204 276,582 2019 96.91 43.61 3.670 157,639 26,850 223,443 2020 96.91 43.61 3.670 130,515 23,085 187,092 2021 96.91 43.61 3.670 110,248 20,150 159,631 2022 96.91 43.61 3.670 95,246 17,918 139,160 2023 96.91 43.61 3.670 83,560 16,133 123,099 2024 96.91 43.61 3.670 74,416 14,710 110,467 2025 96.91 43.61 3.670 66,595 13,450 99,557 2026 96.91 43.61 3.670 60,285 12,418 90,720 2027 96.91 43.61 3.670 54,976 11,531 83,235 2028 96.91 43.61 3.670 50,578 10,751 76,928 2029 96.91 43.61 3.670 46,398 9,972 70,836 2030 96.91 43.61 3.670 42,689 9,273 65,416 2031 96.91 43.61 3.670 39,276 8,625 60,414 2032 96.91 43.61 3.670 36,231 8,043 55,943 2033 96.91 43.61 3.670 33,240 7,459 51,521 Subtotal 96.91 43.61 3.670 4,074,063 587,454 5,513,793 Remaining 96.91 43.61 3.670 87,314 20,022 136,383 Total 96.91 43.61 3.670 4,161,377 607,476 5,650,176 Production & Total Capital and Year Ad Valorem Operating Abandonment Total Future Net Revenue Present Worth at 10 Percent Gross Completions Ending Taxes Expenses Costs Expenditures Annual Cumulative Annual Cumulative Oil Gas Dec 31 ($) ($) ($) ($) ($) ($) ($) ($) 1 2014 124,445 59,639 0 59,639 1,771,824 1,771,824 1,696,512 1,696,512 Month of Last Production:02/2037 2015 52,775 46,886 0 46,886 718,874 2,490,698 620,006 2,316,518 2016 32,889 42,989 0 42,989 430,093 2,920,791 335,228 2,651,746 Interests (Percent) 2017 23,498 41,035 0 41,035 294,802 3,215,593 207,817 2,859,563 Date Working Revenue 2018 18,174 39,881 0 39,881 218,527 3,434,120 139,392 2,998,955 Initial 29.38000 22.04000 2019 14,739 39,111 0 39,111 169,593 3,603,713 97,898 3,096,853 2020 12,384 38,571 0 38,571 136,137 3,739,850 71,118 3,167,971 2021 10,598 38,150 0 38,150 110,883 3,850,733 52,423 3,220,394 2022 9,263 37,829 0 37,829 92,068 3,942,801 39,399 3,259,793 Present Worth Profile ($) 2023 8,216 37,573 0 37,573 77,310 4,020,111 29,947 3,289,740 5.00 Percent 3,783,938 2024 7,387 37,368 0 37,368 65,712 4,085,823 23,039 3,312,779 8.00 Percent 12.00 Percent 3,526,998 3,247,921 2025 6,672 37,187 0 37,187 55,698 4,141,521 17,674 3,330,453 15.00 Percent 3,074,281 2026 6,091 37,040 0 37,040 47,589 4,189,110 13,670 3,344,123 20.00 Percent 2,834,209 2027 5,598 36,911 0 36,911 40,726 4,229,836 10,590 3,354,713 25.00 Percent 2,639,185 2028 5,180 36,800 0 36,800 34,948 4,264,784 8,227 3,362,940 30.00 Percent 2,476,521 2029 4,775 36,688 0 36,688 29,373 4,294,157 6,258 3,369,198 2030 4,414 36,588 0 36,588 24,414 4,318,571 4,710 3,373,908 2031 4,082 36,494 0 36,494 19,838 4,338,409 3,464 3,377,372 2032 3,783 36,411 0 36,411 15,749 4,354,158 2,491 3,379,863 2033 3,487 36,327 0 36,327 11,707 4,365,865 1,676 3,381,539 Subtotal 358,450 789,478 0 789,478 4,365,865 3,381,539 Remaining 9,252 112,354 36,725 149,079 -21,948 4,343,917 -1,863 3,379,676 Total 367,702 901,832 36,725 938,557 4,343,917 3,379,676 DEGOLYER MACNAUGHTON F-716 These data accompany the report of DeGolyer and MacNaughton and are subject to its specific conditions. TEXAS REGISTERED ENGINEERING FIRM

PROJECTION OF ESTIMATED PROVED PRODUCTION AND REVENUE 21 AS OF DECEMBER 31, 2013 FROM CERTAIN PROPERTIES OWNED BY ZAZA ENERGY CORPORATION Reserve Category: DEVELOPED PRODUCING Field: FORT TRINIDAD, EAST County: WALKER Lease: MANNING GU 1 State: TEXAS State: TEXAS Gross Gross Net Net Net Year Oil and Cond Wet Gas Oil and Cond NGL Sales Gas Ending Completions Production Production Production Production Production Dec 31 (bbl) (Mcf) (bbl) (bbl) (Mcf) 2014 1 10,283 72,519 2,266 1,678 13,746 2015 1 3,767 32,279 831 747 6,118 2016 1 2,217 21,081 488 488 3,996 2017 1 1,389 14,167 306 328 2,685 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 Subtotal 17,656 140,046 3,891 3,241 26,545 Remaining Total 17,656 140,046 3,891 3,241 26,545 Cumulative 48,725 260,283 Ultimate 66,381 400,329 Oil and Natural Gas Future Gross Future Gross Future Gross Year Cond Liquids Gas Revenue Revenue Revenue Ending Prices Prices Prices Oil and Cond Gas Total Dec 31 ($/bbl) ($/bbl) ($/Mcf) ($) ($) ($) 2014 96.91 43.61 3.670 219,632 50,446 343,265 2015 96.91 43.61 3.670 80,460 22,454 135,491 2016 96.91 43.61 3.670 47,346 14,665 83,286 2017 96.91 43.61 3.670 29,669 9,855 53,821 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 Subtotal 96.91 43.61 3.670 377,107 97,420 615,863 Remaining Total 96.91 43.61 3.670 377,107 97,420 615,863 Production & Total Capital and Year Ad Valorem Operating Abandonment Total Future N et Revenue Present Worth at 10 Percent Gross Completions Ending Taxes Expenses Costs Expenditures Annual Cumulative Annual Cumulative Oil Gas Dec 31 ($) ($) ($) ($) ($) ($) ($) ($) 1 2014 23,290 54,963 0 54,963 265,012 265,012 254,438 254,438 Month of Last Production:11/2017 2015 9,370 50,944 0 50,944 75,177 340,189 65,023 319,461 2016 5,821 49,824 0 49,824 27,641 367,830 21,654 341,115 Interests (Percent) 2017 3,789 44,186 36,725 80,911 -30,879 336,951 -20,730 320,385 Date Working Revenue 2018 Initial 29.38000 22.04000 2019 2020 2021 2022 Present Worth Profile ($) 2023 5.00 Percent 328,698 8.00 Percent 323,710 2024 12.00 Percent 317,066 2025 15.00 Percent 312,113 2026 20.00 Percent 303,959 2027 25.00 Percent 295,976 2028 30.00 Percent 288,204 2029 2030 2031 2032 2033 Subtotal 42,270 199,917 36,725 236,642 336,951 320,385 Remaining 336,951 320,385 Total 42,270 199,917 36,725 236,642 336,951 320,385 DEGOLYER MACNAUGHTON F-716 These data accompany the report of DeGolyer and MacNaughton and are subject to its specific conditions.

22

PROJECTION OF ESTIMATED PROVED PRODUCTION AND REVENUE
AS OF DECEMBER 31, 2013
FROM CERTAIN PROPERTIES OWNED BY
ZAZA ENERGY CORPORATION

Reserve Category: DEVELOPED PRODUCING **Field:** FORT TRINIDAD EAST **County:** WALKER
Lease: MISS KATI UNIT 1 **State:** TEXAS **State:** TEXAS

Year Ending Dec 31	Completions	Gross Oil and Cond Production (bbl)	Gross Wet Gas Production (Mcf)	Net Oil and Cond Production (bbl)	Net NGL Production (bbl)	Net Sales Gas Production (Mcf)
2014	1	18,710	81,547	3,506	0	15,282
2015	1	10,754	47,957	2,016	0	8,987
2016	1	7,377	33,243	1,382	0	6,230
2017	1	5,504	24,960	1,031	0	4,677
2018	1	4,354	19,822	816	0	3,715
2019	1	3,574	16,319	670	0	3,058
2020	1	3,023	13,829	567	0	2,592
2021	1	2,594	11,891	486	0	2,228
2022	1	2,270	10,418	425	0	1,952
2023	1	2,012	9,242	377	0	1,732
2024	1	1,807	8,309	339	0	1,557
2025	1	1,629	7,493	305	0	1,405
2026	1	1,483	6,829	278	0	1,279
2027	1	1,359	6,263	255	0	1,174
2028	1	1,254	5,776	235	0	1,082
2029	1	1,150	5,299	215	0	994
2030	1	431	1,986	81	0	372
2031						
2032						
2033						
Subtotal		69,285	311,183	12,984	0	58,316
Remaining						
Total		**69,285**	**311,183**	**12,984**	**0**	**58,316**
Cumulative		41,951	256,111			
Ultimate		111,236	567,294			

Year Ending Dec 31	Oil and Cond Prices ($/bbl)	Natural Gas Liquids Prices ($/bbl)	Gas Prices ($/Mcf)	Future Gross Revenue Oil and Cond ($)	Future Gross Revenue Gas ($)	Future Gross Revenue Total ($)
2014	96.91		3.670	339,788	56,085	395,873
2015	96.91		3.670	195,308	32,982	228,290
2016	96.91		3.670	133,965	22,864	156,829
2017	96.91		3.670	99,966	17,166	117,132
2018	96.91		3.670	79,066	13,632	92,698
2019	96.91		3.670	64,913	11,224	76,137
2020	96.91		3.670	54,892	9,512	64,404
2021	96.91		3.670	47,120	8,178	55,298
2022	96.91		3.670	41,226	7,164	48,390
2023	96.91		3.670	36,539	6,357	42,896
2024	96.91		3.670	32,816	5,714	38,530
2025	96.91		3.670	29,575	5,154	34,729
2026	96.91		3.670	26,935	4,696	31,631
2027	96.91		3.670	24,689	4,308	28,997
2028	96.91		3.670	22,770	3,972	26,742
2029	96.91		3.670	20,889	3,645	24,534
2030	96.91		3.670	7,828	1,366	9,194
2031						
2032						
2033						
Subtotal	96.91		3.670	1,258,285	214,019	1,472,304
Remaining						
Total	**96.91**		**3.670**	**1,258,285**	**214,019**	**1,472,304**

Year Ending Dec 31	Production & Ad Valorem Taxes ($)	Total Operating Expenses ($)	Capital and Abandonment Costs ($)	Total Expenditures ($)	Future Net Revenue Annual ($)	Future Net Revenue Cumulative ($)	Present Worth at 10 Percent Annual ($)	Present Worth at 10 Percent Cumulative ($)
2014	29,276	27,608	0	27,608	338,989	338,989	323,226	323,226
2015	16,899	24,754	0	24,754	186,637	525,626	160,791	484,017
2016	11,617	23,504	0	23,504	121,708	647,334	94,828	578,845
2017	8,678	22,801	0	22,801	85,653	732,987	60,374	639,219
2018	6,869	22,364	0	22,364	63,465	796,452	40,484	679,703
2019	5,643	22,066	0	22,066	48,428	844,880	27,959	707,662
2020	4,774	21,855	0	21,855	37,775	882,655	19,739	727,401
2021	4,099	21,690	0	21,690	29,509	912,164	13,955	741,356
2022	3,587	21,565	0	21,565	23,238	935,402	9,948	751,304
2023	3,181	21,465	0	21,465	18,250	953,652	7,073	758,377
2024	2,856	21,386	0	21,386	14,288	967,940	5,013	763,390
2025	2,575	21,317	0	21,317	10,837	978,777	3,441	766,831
2026	2,345	21,260	0	21,260	8,026	986,803	2,308	769,139
2027	2,150	21,212	0	21,212	5,635	992,438	1,467	770,606
2028	1,983	21,170	0	21,170	3,589	996,027	847	771,453
2029	1,819	21,130	0	21,130	1,585	997,612	340	771,793
2030	682	8,289	31,233	39,522	-31,010	966,602	-6,059	765,734
2031								
2032								
2033								
Subtotal	109,033	365,436	31,233	396,669	966,602		765,734	
Remaining						966,602		765,734
Total	**109,033**	**365,436**	**31,233**	**396,669**	**966,602**		**765,734**	

Gross Completions

Oil	Gas
1	0

Month of Last Production: 05/2030

Interests (Percent)

Date	Working	Revenue
Initial	24.98667	18.74000

Present Worth Profile ($)

5.00 Percent	855,462
8.00 Percent	799,341
12.00 Percent	734,840
15.00 Percent	693,016
20.00 Percent	633,438
25.00 Percent	583,954
30.00 Percent	542,266

DEGOLYER AND MACNAUGHTON
F-716
TEXAS REGISTERED ENGINEERING FIRM

These data accompany the report of DeGolyer and MacNaughton and are subject to its specific conditions.

23

PROJECTION OF ESTIMATED PROVED PRODUCTION AND REVENUE
AS OF DECEMBER 31, 2013
FROM CERTAIN PROPERTIES OWNED BY
ZAZA ENERGY CORPORATION

Reserve Category: DEVELOPED PRODUCING **Field:** CONNOR **County:** MADISON
Lease: MOFFITT UNIT 1 1 **State:** TEXAS **State:** TEXAS

Year Ending Dec 31	Completions	Gross Oil and Cond Production (bbl)	Gross Wet Gas Production (Mcf)	Net Oil and Cond Production (bbl)	Net NGL Production (bbl)	Net Sales Gas Production (Mcf)
2014	0	0	0	0	0	0
2015						
2016						
2017						
2018						
2019						
2020						
2021						
2022						
2023						
2024						
2025						
2026						
2027						
2028						
2029						
2030						
2031						
2032						
2033						
Subtotal		0	0	0	0	0
Remaining						
Total		**0**	**0**	**0**	**0**	**0**
Cumulative		651	677,735			
Ultimate		651	677,735			

Year Ending Dec 31	Oil and Cond Prices ($/bbl)	Natural Gas Liquids Prices ($/bbl)	Gas Prices ($/Mcf)	Future Gross Revenue Oil and Cond ($)	Future Gross Revenue Gas ($)	Future Gross Revenue Total ($)
2014				0	0	0
2015						
2016						
2017						
2018						
2019						
2020						
2021						
2022						
2023						
2024						
2025						
2026						
2027						
2028						
2029						
2030						
2031						
2032						
2033						
Subtotal				0	0	0
Remaining						
Total				**0**	**0**	**0**

Year Ending Dec 31	Production & Ad Valorem Taxes ($)	Total Operating Expenses ($)	Capital and Abandonment Costs ($)	Total Expenditures ($)	Future Net Revenue Annual ($)	Future Net Revenue Cumulative ($)	Present Worth at 10 Percent Annual ($)	Present Worth at 10 Percent Cumulative ($)
2014	0	0	35,256	35,256	-35,256	-35,256	-35,256	-35,256
2015								
2016								
2017								
2018								
2019								
2020								
2021								
2022								
2023								
2024								
2025								
2026								
2027								
2028								
2029								
2030								
2031								
2032								
2033								
Subtotal	0	0	35,256	35,256	-35,256		-35,256	
Remaining						-35,256		-35,256
Total	**0**	**0**	**35,256**	**35,256**	**-35,256**		**-35,256**	

Gross Completions Oil	Gross Completions Gas
0	0

Month of Last Production: 01/2014

Interests (Percent)

Date	Working	Revenue
Initial	28.20480	21.15000

Present Worth Profile ($)

5.00 Percent	-35,256
8.00 Percent	-35,256
12.00 Percent	-35,256
15.00 Percent	-35,256
20.00 Percent	-35,256
25.00 Percent	-35,256
30.00 Percent	-35,256

DeGolyer and MacNaughton
F-716
TEXAS REGISTERED ENGINEERING FIRM

These data accompany the report of DeGolyer and MacNaughton and are subject to its specific conditions.

24

PROJECTION OF ESTIMATED PROVED PRODUCTION AND REVENUE
AS OF DECEMBER 31, 2013
FROM CERTAIN PROPERTIES OWNED BY
ZAZA ENERGY CORPORATION

Reserve Category: DEVELOPED PRODUCING
Lease: MOSSY GROVE GAS UNIT #1 1

Field: MOSSY GROVE
State: TEXAS

County: WALKER
State: TEXAS

Year Ending Dec 31	Completions	Gross Oil and Cond Production (bbl)	Gross Wet Gas Production (Mcf)	Net Oil and Cond Production (bbl)	Net NGL Production (bbl)	Net Sales Gas Production (Mcf)
2014	1	5	1,653	1	0	294
2015						
2016						
2017						
2018						
2019						
2020						
2021						
2022						
2023						
2024						
2025						
2026						
2027						
2028						
2029						
2030						
2031						
2032						
2033						
Subtotal		5	1,653	1	0	294
Remaining						
Total		**5**	**1,653**	**1**	**0**	**294**
Cumulative		56,817	4,904,662			
Ultimate		56,822	4,906,315			

Year Ending Dec 31	Oil and Cond Prices ($/bbl)	Natural Gas Liquids Prices ($/bbl)	Gas Prices ($/Mcf)	Future Gross Revenue Oil and Cond ($)	Future Gross Revenue Gas ($)	Future Gross Revenue Total ($)
2014	96.91		3.670	82	1,080	1,162
2015						
2016						
2017						
2018						
2019						
2020						
2021						
2022						
2023						
2024						
2025						
2026						
2027						
2028						
2029						
2030						
2031						
2032						
2033						
Subtotal	96.91		3.670	82	1,080	1,162
Remaining						
Total	**96.91**		**3.670**	**82**	**1,080**	**1,162**

Year Ending Dec 31	Production & Ad Valorem Taxes ($)	Total Operating Expenses ($)	Capital and Abandonment Costs ($)	Total Expenditures ($)	Future Net Revenue Annual ($)	Future Net Revenue Cumulative ($)	Present Worth at 10 Percent Annual ($)	Present Worth at 10 Percent Cumulative ($)
2014	112	1,029	29,667	30,696	-29,646	-29,646	-29,412	-29,412
2015								
2016								
2017								
2018								
2019								
2020								
2021								
2022								
2023								
2024								
2025								
2026								
2027								
2028								
2029								
2030								
2031								
2032								
2033								
Subtotal	112	1,029	29,667	30,696	-29,646		-29,412	
Remaining						-29,646		-29,412
Total	**112**	**1,029**	**29,667**	**30,696**	**-29,646**		**-29,412**	

Gross Completions Oil	Gross Completions Gas
0	1

Month of Last Production: 01/2014

Interests (Percent) Date	Working	Revenue
Initial	23.73333	17.80000

Present Worth Profile ($)	
5.00 Percent	-29,528
8.00 Percent	-29,458
12.00 Percent	-29,366
15.00 Percent	-29,297
20.00 Percent	-29,182
25.00 Percent	-29,069
30.00 Percent	-28,956

DeGolyer and MacNaughton
F-716
TEXAS REGISTERED ENGINEERING FIRM

These data accompany the report of DeGolyer and MacNaughton and are subject to its specific conditions.

25

PROJECTION OF ESTIMATED PROVED PRODUCTION AND REVENUE
AS OF DECEMBER 31, 2013
FROM CERTAIN PROPERTIES OWNED BY
ZAZA ENERGY CORPORATION

Reserve Category: DEVELOPED PRODUCING **Field:** MOSSY GROVE **County:** MADISON
Lease: PORTERHOUSE UNIT A-255 1R 1R **State:** TEXAS **State:** TEXAS

Year Ending Dec 31	Completions	Gross Oil and Cond Production (bbl)	Gross Wet Gas Production (Mcf)	Net Oil and Cond Production (bbl)	Net NGL Production (bbl)	Net Sales Gas Production (Mcf)
2014	0	0	0	0	0	0
2015						
2016						
2017						
2018						
2019						
2020						
2021						
2022						
2023						
2024						
2025						
2026						
2027						
2028						
2029						
2030						
2031						
2032						
2033						
Subtotal		0	0	0	0	0
Remaining						
Total		**0**	**0**	**0**	**0**	**0**
Cumulative		25,909	1,951,184			
Ultimate		25,909	1,951,184			

Year Ending Dec 31	Oil and Cond Prices ($/bbl)	Natural Gas Liquids Prices ($/bbl)	Gas Prices ($/Mcf)	Future Gross Revenue Oil and Cond ($)	Future Gross Revenue Gas ($)	Future Gross Revenue Total ($)
2014				0	0	0
2015						
2016						
2017						
2018						
2019						
2020						
2021						
2022						
2023						
2024						
2025						
2026						
2027						
2028						
2029						
2030						
2031						
2032						
2033						
Subtotal				0	0	0
Remaining						
Total				**0**	**0**	**0**

Year Ending Dec 31	Production & Ad Valorem Taxes ($)	Total Operating Expenses ($)	Capital and Abandonment Costs ($)	Total Expenditures ($)	Future Net Revenue Annual ($)	Future Net Revenue Cumulative ($)	Present Worth at 10 Percent Annual ($)	Present Worth at 10 Percent Cumulative ($)
2014	0	0	36,768	36,768	-36,768	-36,768	-36,768	-36,768
2015								
2016								
2017								
2018								
2019								
2020								
2021								
2022								
2023								
2024								
2025								
2026								
2027								
2028								
2029								
2030								
2031								
2032								
2033								
Subtotal	0	0	36,768	36,768	-36,768		-36,768	
Remaining						-36,768		-36,768
Total	**0**	**0**	**36,768**	**36,768**	**-36,768**		**-36,768**	

Gross Completions Oil	Gross Completions Gas
0	0

Month of Last Production: 01/2014

Interests (Percent)

Date	Working	Revenue
Initial	29.41400	22.06000

Present Worth Profile ($)

5.00 Percent	-36,768
8.00 Percent	-36,768
12.00 Percent	-36,768
15.00 Percent	-36,768
20.00 Percent	-36,768
25.00 Percent	-36,768
30.00 Percent	-36,768

DEGOLYER AND MACNAUGHTON
F-716
TEXAS REGISTERED ENGINEERING FIRM

These data accompany the report of DeGolyer and MacNaughton and are subject to its specific conditions.

26 PROJECTION OF ESTIMATED PROVED PRODUCTION AND REVENUE AS OF DECEMBER 31, 2013 FROM CERTAIN PROPERTIES OWNED BY ZAZA ENERGY CORPORATION Reserve Category: DEVELOPED PRODUCING Field: MOSSY GROVE County: MADISON Lease: RIBEYE UNIT 11 State: TEXAS State: TEXAS Gross Gross Net Net Net Year Oil and Cond Wet Gas Oil and Cond NGL Sales Gas Ending Completions Production Production Production Production Production Dec 31 (bbl) (Mcf) (bbl) (bbl) (Mcf) 2014 0 0 0 0 0 0 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 Subtotal 0 0 0 0 0 Remaining Total 0 0 0 0 0 Cumulative 14,068 1,359,000 Ultimate 14,068 1,359,000 Oil and Natural Gas Future Gross Future Gross Future Gross Year Cond Liquids Gas Revenue Revenue Revenue Ending Prices Prices Prices Oil and Cond Gas Total Dec 31 ($/bbl) ($/bbl) ($/Mcf) ($) ($) ($) 2014 0 0 0 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 Subtotal 0 0 0 Remaining Total 0 0 0 Production & Total Capital and Year Ad Valorem Operating Abandonment Total Future Net Revenue Present Worth at 10 Percent Gross Completions Ending Taxes Expenses Costs Expenditures Annual Cumulative Annual Cumulative Oil Gas Dec 31 ($) ($) ($) ($) ($) ($) ($) ($) 0 0 2014 0 0 39,257 39,257 -39,257 -39,257 -39,257 -39,257 Month of Last Production:01/2014 2015 2016 Interests (Percent) 2017 Date Working Revenue 2018 Initial 31.40590 23.55000 2019 2020 2021 2022 Present Worth Profile ($) 2023 5.00 Percent -39,257 8.00 Percent -39,257 2024 12.00 Percent -39,257 2025 15.00 Percent -39,257 2026 20.00 Percent -39,257 2027 25.00 Percent -39,257 2028 30.00 Percent -39,257 2029 2030 2031 2032 2033 Subtotal 0 0 39,257 39,257 -39,257 -39,257 Remaining -39,257 -39,257 Total 0 0 39,257 39,257 -39,257 -39,257  DEGOLYER MACNAUGHTON F-716 These data accompany the report of DeGolyer and MacNaughton and are subject to its specific conditions. TEXAS REGISTERED ENGINEERING FIRM

PROJECTION OF ESTIMATED PROVED PRODUCTION AND REVENUE 27 AS OF DECEMBER 31, 2013 FROM CERTAIN PROPERTIES OWNED BY ZAZA ENERGY CORPORATION Reserve Category: DEVELOPED PRODUCING Field: MOSSY GROVE County: WALKER Lease: STINGRAY A1RE State: TEXAS State: TEXAS Gross Gross Net Net Net Year Oil and Cond Wet Gas Oil and Cond NGL Sales Gas Ending Completions Production Production Production Production Production Dec 31 (bbl) (Mcf) (bbl) (bbl) (Mcf) 2014 1 1,904 118,625 343 0 21,352 2015 1 1,440 71,573 259 0 12,884 2016 1 1,092 51,547 196 0 9,278 2017 1 823 40,140 149 0 7,225 2018 1 623 32,946 112 0 5,931 2019 1 471 27,944 85 0 5,029 2020 1 357 24,324 64 0 4,379 2021 1 270 21,432 48 0 3,858 2022 1 204 19,200 37 0 3,456 2023 1 103 11,288 19 0 2,031 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 Subtotal 7,287 419,019 1,312 0 75,423 Remaining Total 7,287 419,019 1,312 0 75,423 Cumulative 1,961 154,419 Ultimate 9,248 573,438 Oil and Natural Gas Future Gross Future Gross Future Gross Year Cond Liquids Gas Revenue Revenue Revenue Ending Prices Prices Prices Oil and Cond Gas Total Dec 31 ($/bbl) ($/bbl) ($/Mcf) ($) ($) ($) 2014 96.91 3.670 33,205 78,364 111,569 2015 96.91 3.670 25,120 47,281 72,401 2016 96.91 3.670 19,047 34,052 53,099 2017 96.91 3.670 14,364 26,517 40,881 2018 96.91 3.670 10,866 21,764 32,630 2019 96.91 3.670 8,221 18,459 26,680 2020 96.91 3.670 6,233 16,069 22,302 2021 96.91 3.670 4,700 14,158 18,858 2022 96.91 3.670 3,556 12,683 16,239 2023 96.91 3.670 1,803 7,457 9,260 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 Subtotal 96.91 3.670 127,115 276,804 403,919 Remaining Total 96.91 3.670 127,115 276,804 403,919 Production & Total Capital and Year Ad Valorem Operating Abandonment Total Future Net Revenue Present Worth at 10 Percent Gross Completions Ending Taxes Expenses Costs Expenditures Annual Cumulative Annual Cumulative Oil Gas Dec 31 ($) ($) ($) ($) ($) ($) ($) ($) 0 1 2014 10,026 20,909 0 20,909 80,634 80,634 76,804 76,804 Month of Last Production:08/2023 2015 6,404 17,069 0 17,069 48,928 129,562 42,130 118,934 2016 4,679 15,435 0 15,435 32,985 162,547 25,698 144,632 Interests (Percent) 2017 3,612 14,505 0 14,505 22,764 185,311 16,051 160,683 Date Working Revenue 2018 2,898 13,918 0 13,918 15,814 201,125 10,094 170,777 Initial 24.00000 18.00000 2019 2,390 13,509 0 13,509 10,781 211,906 6,230 177,007 2020 2,015 13,214 0 13,214 7,073 218,979 3,702 180,709 2021 1,721 12,978 0 12,978 4,159 223,138 1,972 182,681 2022 1,496 12,796 0 12,796 1,947 225,085 839 183,520 Present Worth Profile ($) 2023 859 8,003 30,000 38,003 -29,602 195,483 -11,336 172,184 5.00 Percent 184,052 8.00 Percent 176,918 2024 12.00 Percent 167,517 2025 15.00 Percent 160,705 2026 20.00 Percent 150,003 2027 25.00 Percent 140,224 2028 30.00 Percent 131,381 2029 2030 2031 2032 2033 Subtotal 36,100 142,336 30,000 172,336 195,483 172,184 Remaining 195,483 172,184 Total 36,100 142,336 30,000 172,336 195,483 172,184  DEGOLYER MACNAUGHTON F-716 These data accompany the report of DeGolyer and MacNaughton and are subject to its specific conditions. TEXAS REGISTERED ENGINEERING FIRM

28

**PROJECTION OF ESTIMATED PROVED PRODUCTION AND REVENUE
AS OF DECEMBER 31, 2013
FROM CERTAIN PROPERTIES OWNED BY
ZAZA ENERGY CORPORATION**

Reserve Category: DEVELOPED PRODUCING | Field: FORT TRINIDAD, EAST | County: MADISON
Lease: TALLY HO #1 1 | State: TEXAS | State: TEXAS

Year Ending Dec 31	Completions	Gross Oil and Cond Production (bbl)	Gross Wet Gas Production (Mcf)	Net Oil and Cond Production (bbl)	Net NGL Production (bbl)	Net Sales Gas Production (Mcf)
2014	1	13,286	43,422	3,275	1,124	9,205
2015	1	4,071	21,412	1,003	554	4,539
2016	1	2,305	14,373	569	372	3,047
2017	1	1,561	10,789	384	279	2,287
2018	1	708	5,210	175	135	1,105
2019						
2020						
2021						
2022						
2023						
2024						
2025						
2026						
2027						
2028						
2029						
2030						
2031						
2032						
2033						
Subtotal		21,931	95,206	5,406	2,464	20,183
Remaining						
Total		**21,931**	**95,206**	**5,406**	**2,464**	**20,183**
Cumulative		24,549	52,222			
Ultimate		46,480	147,428			

Year Ending Dec 31	Oil and Cond Prices ($/bbl)	Natural Gas Liquids Prices ($/bbl)	Gas Prices ($/Mcf)	Future Gross Revenue Oil and Cond ($)	Future Gross Revenue Gas ($)	Future Gross Revenue Total ($)
2014	96.91	43.61	3.670	317,377	33,783	400,172
2015	96.91	43.61	3.670	97,247	16,658	138,073
2016	96.91	43.61	3.670	55,070	11,182	82,474
2017	96.91	43.61	3.670	37,280	8,394	57,853
2018	96.91	43.61	3.670	16,932	4,054	26,867
2019						
2020						
2021						
2022						
2023						
2024						
2025						
2026						
2027						
2028						
2029						
2030						
2031						
2032						
2033						
Subtotal	96.91	43.61	3.670	523,906	74,071	705,439
Remaining						
Total	**96.91**	**43.61**	**3.670**	**523,906**	**74,071**	**705,439**

Year Ending Dec 31	Production & Ad Valorem Taxes ($)	Total Operating Expenses ($)	Capital and Abandonment Costs ($)	Total Expenditures ($)	Future Net Revenue Annual ($)	Future Net Revenue Cumulative ($)	Present Worth at 10 Percent Annual ($)	Present Worth at 10 Percent Cumulative ($)
2014	25,394	44,283	0	44,283	330,495	330,495	317,861	317,861
2015	9,112	41,825	0	41,825	87,136	417,631	75,344	393,205
2016	5,530	41,037	0	41,037	35,907	453,538	28,085	421,290
2017	3,918	40,638	0	40,638	13,297	466,835	9,434	430,724
2018	1,831	23,120	41,075	64,195	-39,159	427,676	-24,788	405,936
2019								
2020								
2021								
2022								
2023								
2024								
2025								
2026								
2027								
2028								
2029								
2030								
2031								
2032								
2033								
Subtotal	45,785	190,903	41,075	231,978	427,676		405,936	
Remaining						427,676		405,936
Total	**45,785**	**190,903**	**41,075**	**231,978**	**427,676**		**405,936**	

Gross Completions Oil	Gross Completions Gas
1	0

Month of Last Production: 07/2018

Interests (Percent)		
Date	Working	Revenue
Initial	32.86000	24.65000

Present Worth Profile ($)	
5.00 Percent	416,878
8.00 Percent	410,317
12.00 Percent	401,562
15.00 Percent	395,034
20.00 Percent	384,303
25.00 Percent	373,832
30.00 Percent	363,682

DeGolyer and MacNaughton
F-716
TEXAS REGISTERED ENGINEERING FIRM

These data accompany the report of DeGolyer and MacNaughton and are subject to its specific conditions.

29

PROJECTION OF ESTIMATED PROVED PRODUCTION AND REVENUE
AS OF DECEMBER 31, 2013
FROM CERTAIN PROPERTIES OWNED BY
ZAZA ENERGY CORPORATION

Reserve Category: DEVELOPED PRODUCING
Lease: TANQUERAY UNIT 1RE

Field: MOSSY GROVE
State: TEXAS

County: WALKER
State: TEXAS

Year Ending Dec 31	Completions	Gross Oil and Cond Production (bbl)	Gross Wet Gas Production (Mcf)	Net Oil and Cond Production (bbl)	Net NGL Production (bbl)	Net Sales Gas Production (Mcf)
2014	1	417	138,973	78	0	26,058
2015	1	384	132,030	72	0	24,755
2016	1	354	125,767	66	0	23,581
2017	1	324	119,148	61	0	22,341
2018	1	299	113,195	56	0	21,224
2019	1	275	107,539	52	0	20,163
2020	1	253	102,438	47	0	19,207
2021	1	233	97,047	44	0	18,197
2022	1	214	92,197	40	0	17,287
2023	1	197	87,591	37	0	16,423
2024	1	181	83,437	34	0	15,644
2025	1	167	79,045	31	0	14,821
2026	1	153	75,096	29	0	14,081
2027	1	141	71,343	27	0	13,377
2028	1	130	67,960	24	0	12,742
2029	1	120	64,383	22	0	12,072
2030	1	110	61,166	21	0	11,469
2031	1	101	58,109	19	0	10,895
2032	1	93	55,354	17	0	10,379
2033	1	85	52,440	16	0	9,832
Subtotal		4,231	1,784,258	793	0	334,548
Remaining		749	583,540	141	0	109,414
Total		**4,980**	**2,367,798**	**934**	**0**	**443,962**
Cumulative		9,430	2,847,173			
Ultimate		14,410	5,214,971			

Year Ending Dec 31	Oil and Cond Prices ($/bbl)	Natural Gas Liquids Prices ($/bbl)	Gas Prices ($/Mcf)	Future Gross Revenue Oil and Cond ($)	Future Gross Revenue Gas ($)	Future Gross Revenue Total ($)
2014	96.91		3.670	7,577	95,631	103,208
2015	96.91		3.670	6,971	90,853	97,824
2016	96.91		3.670	6,430	86,543	92,973
2017	96.91		3.670	5,900	81,989	87,889
2018	96.91		3.670	5,428	77,892	83,320
2019	96.91		3.670	4,994	74,000	78,994
2020	96.91		3.670	4,606	70,491	75,097
2021	96.91		3.670	4,227	66,780	71,007
2022	96.91		3.670	3,888	63,444	67,332
2023	96.91		3.670	3,578	60,273	63,851
2024	96.91		3.670	3,300	57,415	60,715
2025	96.91		3.670	3,028	54,393	57,421
2026	96.91		3.670	2,786	51,675	54,461
2027	96.91		3.670	2,563	49,093	51,656
2028	96.91		3.670	2,364	46,765	49,129
2029	96.91		3.670	2,169	44,304	46,473
2030	96.91		3.670	1,996	42,089	44,085
2031	96.91		3.670	1,836	39,987	41,823
2032	96.91		3.670	1,694	38,090	39,784
2033	96.91		3.670	1,553	36,086	37,639
Subtotal	96.91		3.670	76,888	1,227,793	1,304,681
Remaining	96.91		3.670	13,606	401,548	415,154
Total	**96.91**		**3.670**	**90,494**	**1,629,341**	**1,719,835**

Year Ending Dec 31	Production & Ad Valorem Taxes ($)	Total Operating Expenses ($)	Capital and Abandonment Costs ($)	Total Expenditures ($)	Future Net Revenue Annual ($)	Future Net Revenue Cumulative ($)	Present Worth at 10 Percent Annual ($)	Present Worth at 10 Percent Cumulative ($)
2014	9,931	23,510	0	23,510	69,767	69,767	66,165	66,165
2015	9,418	22,919	0	22,919	65,487	135,254	56,222	122,387
2016	8,958	22,387	0	22,387	61,628	196,882	47,893	170,280
2017	8,472	21,825	0	21,825	57,592	254,474	40,510	210,790
2018	8,036	21,319	0	21,319	53,965	308,439	34,363	245,153
2019	7,623	20,837	0	20,837	50,534	358,973	29,129	274,282
2020	7,252	20,405	0	20,405	47,440	406,413	24,755	299,037
2021	6,861	19,946	0	19,946	44,200	450,613	20,875	319,912
2022	6,507	19,533	0	19,533	41,292	491,905	17,654	337,566
2023	6,176	19,143	0	19,143	38,532	530,437	14,914	352,480
2024	5,874	18,789	0	18,789	36,052	566,489	12,631	365,111
2025	5,560	18,416	0	18,416	33,445	599,934	10,606	375,717
2026	5,274	18,080	0	18,080	31,107	631,041	8,930	384,647
2027	5,006	17,761	0	17,761	28,889	659,930	7,508	392,155
2028	4,761	17,474	0	17,474	26,894	686,824	6,326	398,481
2029	4,507	17,169	0	17,169	24,797	711,621	5,280	403,761
2030	4,278	16,896	0	16,896	22,911	734,532	4,417	408,178
2031	4,059	16,636	0	16,636	21,128	755,660	3,686	411,864
2032	3,863	16,403	0	16,403	19,518	775,178	3,084	414,948
2033	3,656	16,154	0	16,154	17,829	793,007	2,549	417,497
Subtotal	126,072	385,602	0	385,602	793,007		417,497	
Remaining	40,424	250,289	31,250	281,539	93,191	886,198	9,952	427,449
Total	**166,496**	**635,891**	**31,250**	**667,141**	**886,198**		**427,449**	

Gross Completions Oil	Gross Completions Gas
0	1

Month of Last Production: 02/2051

Interests (Percent)

Date	Working	Revenue
Initial	25.00000	18.75000

Present Worth Profile ($)

5.00 Percent	588,264
8.00 Percent	481,136
12.00 Percent	383,854
15.00 Percent	332,279
20.00 Percent	270,831
25.00 Percent	228,272
30.00 Percent	197,167

DeGolyer and MacNaughton
F-716
TEXAS REGISTERED ENGINEERING FIRM

These data accompany the report of DeGolyer and MacNaughton and are subject to its specific conditions.

30

PROJECTION OF ESTIMATED PROVED PRODUCTION AND REVENUE
AS OF DECEMBER 31, 2013
FROM CERTAIN PROPERTIES OWNED BY
ZAZA ENERGY CORPORATION

Reserve Category: DEVELOPED PRODUCING
Lease: TOBY 1

Field: FORT TRINIDAD
State: TEXAS

County: WALKER
State: TEXAS

Year Ending Dec 31	Completions	Gross Oil and Cond Production (bbl)	Gross Wet Gas Production (Mcf)	Net Oil and Cond Production (bbl)	Net NGL Production (bbl)	Net Sales Gas Production (Mcf)
2014	1	10,225	690,699	1,974	0	133,374
2015	1	5,800	303,128	1,120	0	58,534
2016	1	3,954	187,572	764	0	36,220
2017	1	2,941	132,418	568	0	25,570
2018	1	2,320	101,151	448	0	19,532
2019	1	1,902	81,080	367	0	15,657
2020	1	1,607	67,372	310	0	13,009
2021	1	1,378	57,066	267	0	11,020
2022	1	1,205	49,404	232	0	9,540
2023	1	1,067	43,416	206	0	8,383
2024	1	958	38,719	185	0	7,477
2025	1	863	34,690	167	0	6,699
2026	1	785	31,434	151	0	6,070
2027	1	720	28,690	140	0	5,540
2028	1	664	26,410	128	0	5,099
2029	1	609	24,229	117	0	4,679
2030	1	560	22,292	109	0	4,305
2031	1	516	20,510	99	0	3,960
2032	1	476	18,919	92	0	3,653
2033	1	436	17,358	84	0	3,352
Subtotal		38,986	1,976,557	7,528	0	381,673
Remaining		1,351	53,747	261	0	10,379
Total		**40,337**	**2,030,304**	**7,789**	**0**	**392,052**
Cumulative		4,959	319,999			
Ultimate		45,296	2,350,303			

Year Ending Dec 31	Oil and Cond Prices ($/bbl)	Natural Gas Liquids Prices ($/bbl)	Gas Prices ($/Mcf)	Future Gross Revenue Oil and Cond ($)	Future Gross Revenue Gas ($)	Future Gross Revenue Total ($)
2014	96.91		3.670	191,345	489,483	680,828
2015	96.91		3.670	108,532	214,819	323,351
2016	96.91		3.670	73,998	132,928	206,926
2017	96.91		3.670	55,028	93,842	148,870
2018	96.91		3.670	43,426	71,683	115,109
2019	96.91		3.670	35,595	57,460	93,055
2020	96.91		3.670	30,065	47,745	77,810
2021	96.91		3.670	25,785	40,441	66,226
2022	96.91		3.670	22,544	35,012	57,556
2023	96.91		3.670	19,968	30,768	50,736
2024	96.91		3.670	17,926	27,439	45,365
2025	96.91		3.670	16,149	24,584	40,733
2026	96.91		3.670	14,701	22,276	36,977
2027	96.91		3.670	13,472	20,332	33,804
2028	96.91		3.670	12,424	18,717	31,141
2029	96.91		3.670	11,398	17,170	28,568
2030	96.91		3.670	10,487	15,798	26,285
2031	96.91		3.670	9,648	14,535	24,183
2032	96.91		3.670	8,901	13,408	22,309
2033	96.91		3.670	8,165	12,300	20,465
Subtotal	96.91		3.670	729,557	1,400,740	2,130,297
Remaining	96.91		3.670	25,285	38,090	63,375
Total	**96.91**		**3.670**	**754,842**	**1,438,830**	**2,193,672**

Year Ending Dec 31	Production & Ad Valorem Taxes ($)	Total Operating Expenses ($)	Capital and Abandonment Costs ($)	Total Expenditures ($)	Future Net Revenue Annual ($)	Future Net Revenue Cumulative ($)	Present Worth at 10 Percent Annual ($)	Present Worth at 10 Percent Cumulative ($)
2014	61,498	72,509	0	72,509	546,821	546,821	522,579	522,579
2015	28,707	38,582	0	38,582	256,062	802,883	220,731	743,310
2016	18,242	28,466	0	28,466	160,218	963,101	124,851	868,161
2017	13,073	23,638	0	23,638	112,159	1,075,260	79,055	947,216
2018	10,084	20,901	0	20,901	84,124	1,159,384	53,656	1,000,872
2019	8,138	19,144	0	19,144	65,773	1,225,157	37,967	1,038,839
2020	6,795	17,944	0	17,944	53,071	1,278,228	27,723	1,066,562
2021	5,779	17,042	0	17,042	43,405	1,321,633	20,520	1,087,082
2022	5,018	16,371	0	16,371	36,167	1,357,800	15,477	1,102,559
2023	4,421	15,848	0	15,848	30,467	1,388,267	11,802	1,114,361
2024	3,951	15,435	0	15,435	25,979	1,414,246	9,108	1,123,469
2025	3,545	15,083	0	15,083	22,105	1,436,351	7,014	1,130,483
2026	3,219	14,798	0	14,798	18,960	1,455,311	5,447	1,135,930
2027	2,941	14,558	0	14,558	16,305	1,471,616	4,239	1,140,169
2028	2,708	14,358	0	14,358	14,075	1,485,691	3,313	1,143,482
2029	2,485	14,168	0	14,168	11,915	1,497,606	2,539	1,146,021
2030	2,288	13,997	0	13,997	10,000	1,507,606	1,929	1,147,950
2031	2,102	13,842	0	13,842	8,239	1,515,845	1,439	1,149,389
2032	1,941	13,703	0	13,703	6,665	1,522,510	1,054	1,150,443
2033	1,780	13,565	0	13,565	5,120	1,527,630	733	1,151,176
Subtotal	188,715	413,952	0	413,952	1,527,630		1,151,176	
Remaining	5,513	49,885	32,183	82,068	-24,206	1,503,424	-2,061	1,149,115
Total	**194,228**	**463,837**	**32,183**	**496,020**	**1,503,424**		**1,149,115**	

Gross Completions

Oil	Gas
0	1

Month of Last Production: 10/2037

Interests (Percent)

Date	Working	Revenue
Initial	25.74667	19.31000

Present Worth Profile ($)

5.00 Percent	1,299,353
8.00 Percent	1,203,990
12.00 Percent	1,100,016
15.00 Percent	1,035,392
20.00 Percent	946,430
25.00 Percent	874,678
30.00 Percent	815,286

DeGolyer and MacNaughton
F-716
TEXAS REGISTERED ENGINEERING FIRM

These data accompany the report of DeGolyer and MacNaughton and are subject to its specific conditions.

31

PROJECTION OF ESTIMATED PROVED PRODUCTION AND REVENUE
AS OF DECEMBER 31, 2013
FROM CERTAIN PROPERTIES OWNED BY
ZAZA ENERGY CORPORATION

Reserve Category: DEVELOPED PRODUCING
Lease: TRUE GRIT 1
Field: AGUILA VADO
State: TEXAS
County: WALKER
State: TEXAS

Year Ending Dec 31	Completions	Gross Oil and Cond Production (bbl)	Gross Wet Gas Production (Mcf)	Net Oil and Cond Production (bbl)	Net NGL Production (bbl)	Net Sales Gas Production (Mcf)
2014	0	0	0	0	0	0
2015						
2016						
2017						
2018						
2019						
2020						
2021						
2022						
2023						
2024						
2025						
2026						
2027						
2028						
2029						
2030						
2031						
2032						
2033						
Subtotal		0	0	0	0	0
Remaining						
Total		**0**	**0**	**0**	**0**	**0**
Cumulative		82	0			
Ultimate		82	0			

Year Ending Dec 31	Oil and Cond Prices ($/bbl)	Natural Gas Liquids Prices ($/bbl)	Gas Prices ($/Mcf)	Future Gross Revenue Oil and Cond ($)	Future Gross Revenue Gas ($)	Future Gross Revenue Total ($)
2014				0	0	0
2015						
2016						
2017						
2018						
2019						
2020						
2021						
2022						
2023						
2024						
2025						
2026						
2027						
2028						
2029						
2030						
2031						
2032						
2033						
Subtotal				0	0	0
Remaining						
Total				**0**	**0**	**0**

Year Ending Dec 31	Production & Ad Valorem Taxes ($)	Total Operating Expenses ($)	Capital and Abandonment Costs ($)	Total Expenditures ($)	Future Net Revenue Annual ($)	Future Net Revenue Cumulative ($)	Present Worth at 10 Percent Annual ($)	Present Worth at 10 Percent Cumulative ($)
2014	0	0	27,500	27,500	-27,500	-27,500	-27,500	-27,500
2015								
2016								
2017								
2018								
2019								
2020								
2021								
2022								
2023								
2024								
2025								
2026								
2027								
2028								
2029								
2030								
2031								
2032								
2033								
Subtotal	0	0	27,500	27,500	-27,500		-27,500	
Remaining						-27,500		-27,500
Total	**0**	**0**	**27,500**	**27,500**	**-27,500**		**-27,500**	

Gross Completions Oil	Gross Completions Gas
0	0

Month of Last Production: 01/2014

Interests (Percent)

Date	Working	Revenue
Initial	22.00000	16.50000

Present Worth Profile ($)

5.00 Percent	-27,500
8.00 Percent	-27,500
12.00 Percent	-27,500
15.00 Percent	-27,500
20.00 Percent	-27,500
25.00 Percent	-27,500
30.00 Percent	-27,500

DeGolyer and MacNaughton
F-716
TEXAS REGISTERED ENGINEERING FIRM

These data accompany the report of DeGolyer and MacNaughton and are subject to its specific conditions.

32 PROJECTION OF ESTIMATED PROVED PRODUCTION AND REVENUE AS OF DECEMBER 31, 2013 FROM CERTAIN PROPERTIES OWNED BY ZAZA ENERGY CORPORATION Reserve Category: DEVELOPED PRODUCING Field: FORT TRINIDAD, EAST County: MADISON Lease: VICK 1 1 State: TEXAS State: TEXAS Gross Gross Net Net Net Year Oil and Cond Wet Gas Oil and Cond NGL Sales Gas Ending Completions Production Production Production Production Production Dec 31 (bbl) (Mcf) (bbl) (bbl) (Mcf) 2014 1 31,572 106,128 6,958 2,456 20,116 2015 1 17,980 62,209 3,963 1,440 11,791 2016 1 12,280 44,286 2,707 1,025 8,394 2017 1 9,142 34,267 2,015 793 6,496 2018 1 7,219 28,014 1,591 648 5,309 2019 1 5,920 23,694 1,304 548 4,491 2020 1 5,002 20,583 1,103 476 3,902 2021 1 4,291 18,108 946 420 3,432 2022 1 3,753 16,203 827 375 3,071 2023 1 3,324 14,659 732 339 2,779 2024 1 2,985 13,421 658 310 2,544 2025 1 2,689 12,313 593 285 2,334 2026 1 2,449 11,401 540 264 2,161 2027 1 2,243 10,600 494 245 2,009 2028 1 2,070 9,884 456 229 1,873 2029 1 1,898 9,167 419 212 1,738 2030 1 1,747 8,525 385 198 1,616 2031 1 1,607 7,929 354 183 1,503 2032 1 1,483 7,394 327 171 1,401 2033 1 1,360 6,857 299 159 1,300 Subtotal 121,014 465,642 26,671 10,776 88,260 Remaining 11,119 60,166 2,451 1,392 11,404 Total 132,133 525,808 29,122 12,168 99,664 Cumulative 69,767 92,420 Ultimate 201,900 618,228 Oil and Natural Gas Future Gross Future Gross Future Gross Year Cond Liquids Gas Revenue Revenue Revenue Ending Prices Prices Prices Oil and Cond Gas Total Dec 31 ($/bbl) ($/bbl) ($/Mcf) ($) ($) ($) 2014 96.91 43.61 3.670 674,347 73,825 855,277 2015 96.91 43.61 3.670 384,022 43,275 490,080 2016 96.91 43.61 3.670 262,300 30,806 337,799 2017 96.91 43.61 3.670 195,257 23,838 253,679 2018 96.91 43.61 3.670 154,191 19,486 201,948 2019 96.91 43.61 3.670 126,449 16,482 166,843 2020 96.91 43.61 3.670 106,839 14,319 141,931 2021 96.91 43.61 3.670 91,654 12,596 122,525 2022 96.91 43.61 3.670 80,149 11,271 107,772 2023 96.91 43.61 3.670 71,008 10,198 96,000 2024 96.91 43.61 3.670 63,751 9,336 86,632 2025 96.91 43.61 3.670 57,438 8,565 78,429 2026 96.91 43.61 3.670 52,298 7,931 71,735 2027 96.91 43.61 3.670 47,927 7,373 65,998 2028 96.91 43.61 3.670 44,199 6,876 61,050 2029 96.91 43.61 3.670 40,551 6,377 56,179 2030 96.91 43.61 3.670 37,308 5,930 51,842 2031 96.91 43.61 3.670 34,325 5,516 47,843 2032 96.91 43.61 3.670 31,665 5,143 44,270 2033 96.91 43.61 3.670 29,049 4,770 40,739 Subtotal 96.91 43.61 3.670 2,584,727 323,913 3,378,571 Remaining 96.91 43.61 3.670 237,506 41,853 340,080 Total 96.91 43.61 3.670 2,822,233 365,766 3,718,651 Production & Total Capital and Year Ad Valorem Operating Abandonment Total Future Net Revenue Present Worth 10 Percent Gross Completions Ending Taxes Expenses Costs Expenditures Annual Cumulative Annual Cumulative Oil Gas Dec 31 ($) ($) ($) ($) ($) ($) ($) ($) 1 0 2014 54,386 21,494 0 21,494 779,397 779,397 743,065 743,065 Month of Last Production:11/2048 2015 31,234 17,109 0 17,109 441,737 1,221,134 380,458 1,123,523 2016 21,596 15,316 0 15,316 300,887 1,522,021 234,341 1,357,864 Interests (Percent) 2017 16,267 14,317 0 14,317 223,095 1,745,116 157,186 1,515,050 Date Working Revenue 2018 12,987 13,692 0 13,692 175,269 1,920,385 111,753 1,626,803 Initial 29.38000 22.04000 2019 10,755 13,260 0 13,260 142,828 2,063,213 82,420 1,709,223 2020 9,171 12,950 0 12,950 119,810 2,183,023 62,569 1,771,792 2021 7,934 12,702 0 12,702 101,889 2,284,912 48,156 1,819,948 2022 6,991 12,512 0 12,512 88,269 2,373,181 37,762 1,857,710 Present Worth Profile ($) 2023 6,239 12,357 0 12,357 77,404 2,450,585 29,974 1,887,684 5.00 Percent 2,394,358 8.00 Percent 2,146,449 2024 5,640 12,234 0 12,234 68,758 2,519,343 24,099 1,911,783 12.00 Percent 1,898,987 2025 5,112 12,124 0 12,124 61,193 2,580,536 19,412 1,931,195 15.00 Percent 1,755,120 2026 4,684 12,032 0 12,032 55,019 2,635,555 15,799 1,946,994 20.00 Percent 1,567,205 2027 4,314 11,953 0 11,953 49,731 2,685,286 12,928 1,959,922 25.00 Percent 1,422,719 2028 3,995 11,880 0 11,880 45,175 2,730,461 10,629 1,970,551 30.00 Percent 1,307,120 2029 3,680 11,809 0 11,809 40,690 2,771,151 8,666 1,979,217 2030 3,398 11,745 0 11,745 36,699 2,807,850 7,076 1,986,293 2031 3,140 11,685 0 11,685 33,018 2,840,868 5,763 1,992,056 2032 2,908 11,633 0 11,633 29,729 2,870,597 4,697 1,996,753 2033 2,678 11,578 0 11,578 26,483 2,897,080 3,787 2,000,540 Subtotal 217,109 264,382 0 264,382 2,897,080 2,000,540 Remaining 22,504 167,841 36,725 204,566 113,010 3,010,090 12,630 2,013,170 Total 239,613 432,223 36,725 468,948 3,010,090 2,013,170 DEGOLYER MACNAUGHTON F-716 These data accompany the report of DeGolyer and MacNaughton and are subject to its specific conditions. TEXAS REGISTERED ENGINEERING FIRM

33

PROJECTION OF ESTIMATED PROVED PRODUCTION AND REVENUE
AS OF DECEMBER 31, 2013
FROM CERTAIN PROPERTIES OWNED BY
ZAZA ENERGY CORPORATION

Reserve Category: DEVELOPED PRODUCING | Field: MOSSY GROVE | County: WALKER
Lease: WASH-MCADAMS 3HR | State: TEXAS | State: TEXAS

Year Ending Dec 31	Completions	Gross Oil and Cond Production (bbl)	Gross Wet Gas Production (Mcf)	Net Oil and Cond Production (bbl)	Net NGL Production (bbl)	Net Sales Gas Production (Mcf)
2014	0	0	0	0	0	0
2015						
2016						
2017						
2018						
2019						
2020						
2021						
2022						
2023						
2024						
2025						
2026						
2027						
2028						
2029						
2030						
2031						
2032						
2033						
Subtotal		0	0	0	0	0
Remaining						
Total		**0**	**0**	**0**	**0**	**0**
Cumulative		8,916	1,447,659			
Ultimate		8,916	1,447,659			

Year Ending Dec 31	Oil and Cond Prices ($/bbl)	Natural Gas Liquids Prices ($/bbl)	Gas Prices ($/Mcf)	Future Gross Revenue Oil and Cond ($)	Future Gross Revenue Gas ($)	Future Gross Revenue Total ($)
2014				0	0	0
2015						
2016						
2017						
2018						
2019						
2020						
2021						
2022						
2023						
2024						
2025						
2026						
2027						
2028						
2029						
2030						
2031						
2032						
2033						
Subtotal				0	0	0
Remaining						
Total				**0**	**0**	**0**

Year Ending Dec 31	Production & Ad Valorem Taxes ($)	Total Operating Expenses ($)	Capital and Abandonment Costs ($)	Total Expenditures ($)	Future Net Revenue Annual ($)	Future Net Revenue Cumulative ($)	Present Worth at 10 Percent Annual ($)	Present Worth at 10 Percent Cumulative ($)
2014	0	0	56,150	56,150	-56,150	-56,150	-56,150	-56,150
2015								
2016								
2017								
2018								
2019								
2020								
2021								
2022								
2023								
2024								
2025								
2026								
2027								
2028								
2029								
2030								
2031								
2032								
2033								
Subtotal	0	0	56,150	56,150	-56,150		-56,150	
Remaining						-56,150		-56,150
Total	**0**	**0**	**56,150**	**56,150**	**-56,150**		**-56,150**	

Gross Completions Oil	Gross Completions Gas
0	0

Month of Last Production: 01/2014

Interests (Percent)

Date	Working	Revenue
Initial	44.92000	33.69000

Present Worth Profile ($)

5.00 Percent	-56,150
8.00 Percent	-56,150
12.00 Percent	-56,150
15.00 Percent	-56,150
20.00 Percent	-56,150
25.00 Percent	-56,150
30.00 Percent	-56,150

DEGOLYER AND MACNAUGHTON
F-716
TEXAS REGISTERED ENGINEERING FIRM

These data accompany the report of DeGolyer and MacNaughton and are subject to its specific conditions.

34

PROJECTION OF ESTIMATED PROVED PRODUCTION AND REVENUE
AS OF DECEMBER 31, 2013
FROM CERTAIN PROPERTIES OWNED BY
ZAZA ENERGY CORPORATION

Reserve Category: DEVELOPED PRODUCING
Lease: WASH-MCADAMS -A- UNIT 2 HL
Field: MOSSY GROVE
State: TEXAS
County: WALKER
State: TEXAS

Year Ending Dec 31	Completions	Gross Oil and Cond Production (bbl)	Gross Wet Gas Production (Mcf)	Net Oil and Cond Production (bbl)	Net NGL Production (bbl)	Net Sales Gas Production (Mcf)
2014	0	0	0	0	0	0
2015						
2016						
2017						
2018						
2019						
2020						
2021						
2022						
2023						
2024						
2025						
2026						
2027						
2028						
2029						
2030						
2031						
2032						
2033						
Subtotal		0	0	0	0	0
Remaining						
Total		**0**	**0**	**0**	**0**	**0**
Cumulative		4,101	871,766			
Ultimate		4,101	871,766			

Year Ending Dec 31	Oil and Cond Prices ($/bbl)	Natural Gas Liquids Prices ($/bbl)	Gas Prices ($/Mcf)	Future Gross Revenue Oil and Cond ($)	Future Gross Revenue Gas ($)	Future Gross Revenue Total ($)
2014				0	0	0
2015						
2016						
2017						
2018						
2019						
2020						
2021						
2022						
2023						
2024						
2025						
2026						
2027						
2028						
2029						
2030						
2031						
2032						
2033						
Subtotal				0	0	0
Remaining						
Total				**0**	**0**	**0**

Year Ending Dec 31	Production & Ad Valorem Taxes ($)	Total Operating Expenses ($)	Capital and Abandonment Costs ($)	Total Expenditures ($)	Future Net Revenue Annual ($)	Future Net Revenue Cumulative ($)	Present Worth at 10 Percent Annual ($)	Present Worth at 10 Percent Cumulative ($)
2014	0	0	31,483	31,483	-31,483	-31,483	-31,483	-31,483
2015								
2016								
2017								
2018								
2019								
2020								
2021								
2022								
2023								
2024								
2025								
2026								
2027								
2028								
2029								
2030								
2031								
2032								
2033								
Subtotal	0	0	31,483	31,483	-31,483		-31,483	
Remaining						-31,483		-31,483
Total	**0**	**0**	**31,483**	**31,483**	**-31,483**		**-31,483**	

Gross Completions Oil	Gross Completions Gas
0	0

Month of Last Production: 01/2014

Interests (Percent)

Date	Working	Revenue
Initial	25.18667	18.89000

Present Worth Profile ($)	
5.00 Percent	-31,483
8.00 Percent	-31,483
12.00 Percent	-31,483
15.00 Percent	-31,483
20.00 Percent	-31,483
25.00 Percent	-31,483
30.00 Percent	-31,483

DEGOLYER AND MACNAUGHTON
F-716
TEXAS REGISTERED ENGINEERING FIRM

These data accompany the report of DeGolyer and MacNaughton and are subject to its specific conditions.

35

PROJECTION OF ESTIMATED PROVED PRODUCTION AND REVENUE
AS OF DECEMBER 31, 2013
FROM CERTAIN PROPERTIES OWNED BY
ZAZA ENERGY CORPORATION

Reserve Category: DEVELOPED PRODUCING
Lease: WORSHAM UNIT 1 1

Field: MOSSY GROVE
State: TEXAS

County: MADISON
State: TEXAS

Year Ending Dec 31	Completions	Gross Oil and Cond Production (bbl)	Gross Wet Gas Production (Mcf)	Net Oil and Cond Production (bbl)	Net NGL Production (bbl)	Net Sales Gas Production (Mcf)
2014	1	240	27,701	75	566	7,487
2015	1	224	25,935	71	530	7,011
2016	1	211	24,348	66	497	6,581
2017	1	198	22,731	62	465	6,144
2018	1	185	21,284	59	434	5,753
2019	1	173	19,927	54	407	5,386
2020	1	164	18,706	51	383	5,057
2021	1	152	17,466	48	356	4,720
2022	1	143	16,352	45	335	4,421
2023	1	134	15,311	42	312	4,138
2024	1	126	14,373	40	294	3,885
2025	1	118	13,419	37	274	3,627
2026	1	111	12,564	35	257	3,396
2027	1	104	11,763	32	240	3,180
2028	1	97	11,044	31	226	2,985
2029	1	91	10,310	29	210	2,787
2030	1	85	9,653	26	198	2,609
2031	1	81	9,039	26	184	2,443
2032	1	75	8,484	23	174	2,293
2033	1	36	4,102	12	83	1,109
Subtotal		2,748	314,512	864	6,425	85,012
Remaining						
Total		**2,748**	**314,512**	**864**	**6,425**	**85,012**
Cumulative		15,558	1,370,124			
Ultimate		18,306	1,684,636			

Year Ending Dec 31	Oil and Cond Prices ($/bbl)	Natural Gas Liquids Prices ($/bbl)	Gas Prices ($/Mcf)	Future Gross Revenue Oil and Cond ($)	Future Gross Revenue Gas ($)	Future Gross Revenue Total ($)
2014	96.91	43.61	3.670	7,297	27,479	59,455
2015	96.91	43.61	3.670	6,842	25,728	55,677
2016	96.91	43.61	3.670	6,432	24,152	52,275
2017	96.91	43.61	3.670	6,013	22,550	48,815
2018	96.91	43.61	3.670	5,639	21,113	45,714
2019	96.91	43.61	3.670	5,287	19,767	42,807
2020	96.91	43.61	3.670	4,970	18,557	40,194
2021	96.91	43.61	3.670	4,646	17,326	37,532
2022	96.91	43.61	3.670	4,357	16,221	35,147
2023	96.91	43.61	3.670	4,085	15,188	32,913
2024	96.91	43.61	3.670	3,841	14,258	30,904
2025	96.91	43.61	3.670	3,590	13,312	28,858
2026	96.91	43.61	3.670	3,367	12,463	27,023
2027	96.91	43.61	3.670	3,156	11,670	25,307
2028	96.91	43.61	3.670	2,968	10,955	23,761
2029	96.91	43.61	3.670	2,774	10,227	22,187
2030	96.91	43.61	3.670	2,602	9,576	20,778
2031	96.91	43.61	3.670	2,439	8,966	19,458
2032	96.91	43.61	3.670	2,293	8,417	18,269
2033	96.91	43.61	3.670	1,110	4,069	8,833
Subtotal	96.91	43.61	3.670	83,708	311,994	675,907
Remaining						
Total	**96.91**	**43.61**	**3.670**	**83,708**	**311,994**	**675,907**

Year Ending Dec 31	Production & Ad Valorem Taxes ($)	Total Operating Expenses ($)	Capital and Abandonment Costs ($)	Total Expenditures ($)	Future Net Revenue Annual ($)	Future Net Revenue Cumulative ($)	Present Worth at 10 Percent Annual ($)	Present Worth at 10 Percent Cumulative ($)
2014	4,915	18,476	0	18,476	36,064	36,064	34,208	34,208
2015	4,604	18,225	0	18,225	32,848	68,912	28,207	62,415
2016	4,321	17,999	0	17,999	29,955	98,867	23,285	85,700
2017	4,035	17,768	0	17,768	27,012	125,879	19,004	104,704
2018	3,779	17,562	0	17,562	24,373	150,252	15,523	120,227
2019	3,538	17,368	0	17,368	21,901	172,153	12,628	132,855
2020	3,322	17,195	0	17,195	19,677	191,830	10,271	143,126
2021	3,101	17,018	0	17,018	17,413	209,243	8,226	151,352
2022	2,906	16,859	0	16,859	15,382	224,625	6,579	157,931
2023	2,720	16,712	0	16,712	13,481	238,106	5,221	163,152
2024	2,553	16,577	0	16,577	11,774	249,880	4,126	167,278
2025	2,385	16,442	0	16,442	10,031	259,911	3,183	170,461
2026	2,233	16,320	0	16,320	8,470	268,381	2,433	172,894
2027	2,091	16,205	0	16,205	7,011	275,392	1,823	174,717
2028	1,962	16,104	0	16,104	5,695	281,087	1,341	176,058
2029	1,833	15,999	0	15,999	4,355	285,442	929	176,987
2030	1,715	15,905	0	15,905	3,158	288,600	609	177,596
2031	1,609	15,816	0	15,816	2,033	290,633	356	177,952
2032	1,508	15,739	0	15,739	1,022	291,655	162	178,114
2033	730	7,913	52,375	60,288	-52,185	239,470	-7,479	170,635
Subtotal	55,860	328,202	52,375	380,577	239,470		170,635	
Remaining						239,470		170,635
Total	**55,860**	**328,202**	**52,375**	**380,577**	**239,470**		**170,635**	

Gross Completions Oil	Gross Completions Gas
0	1

Month of Last Production: 07/2033

Interests (Percent) Date	Working	Revenue
Initial	41.90000	31.43000

Present Worth Profile ($)	
5.00 Percent	203,648
8.00 Percent	183,135
12.00 Percent	159,179
15.00 Percent	143,919
20.00 Percent	123,073
25.00 Percent	106,859
30.00 Percent	94,116

DeGolyer and MacNaughton
F-716
TEXAS REGISTERED ENGINEERING FIRM

These data accompany the report of DeGolyer and MacNaughton and are subject to its specific conditions.